                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                      OFFITBANK Latin America Equity Fund

                       OFFITBANK New York Municipal Fund

                      OFFITBANK California Municipal Fund

                          ---------------------------

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 1997

                                          THE

                                     [OFFITBANK LOGO]

                                          INVESTMENT  FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the unaudited Semi-Annual Report for the OFFITBANK Investment Fund, Inc. for the period ended June 30, 1997.

As you know, this has been a very busy time for The OFFITBANK Investment Fund. So far this year we have added a new portfolio, the California Municipal Fund, to our four existing portfolios and in response to client demand, we continue to launch new funds. On July 1, 1997 we started the U.S. Government Securities Fund and the Mortgage Securities Fund which brings the total number of Funds in The OFFITBANK Investment Fund to seven:

                         OFFITBANK High Yield Fund
                         OFFITBANK Emerging Markets Fund
                         OFFITBANK Latin America Equity Fund
                         OFFITBANK U.S. Government Securities Fund
                         OFFITBANK Mortgage Securities Fund
                         OFFITBANK New York Municipal Fund
                         OFFITBANK California Municipal Fund

Your reception of these Funds is very gratifying, and we thank you for your support.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Semi-Annual Report. I believe that each of these commentaries provides useful and informative insights into our Funds, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

         [SIG]

Morris W. Offit

July 15, 1997

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The Fund's total return for the second quarter was 4.79%. The June 30, 1997 NAV price of $10.27 compares favorably to the $10.01 NAV at the end of the first quarter. The Fund continued to grow during the first half of 1997 as net assets increased to $1,064 million as of June 30, 1997 from $852 million on December 31, 1996.

Since year end, the high yield market has responded favorably to the strong equity market and relatively stable interest rates. The yield spread between high yield and Treasurys has narrowed approximately 130 basis points over the past 18 months. For the past several months, spreads have remained near their historic lows. Within the high yield market, lower quality single-B issues continued to outperform the better quality double-B sector.

The fundamental determinants of high yield spreads all appear positive. The past few years have provided an excellent environment for high yield credits. A strong equity market, readily available financing, and a high level of strategic mergers and acquisitions have all helped. The present mix of monetary and fiscal policy has reduced the volatility of economic activity. A stable economy combined with a number of positive credit events has contributed to investor acceptance of tighter high yield spreads. Credit losses are near record lows and are expected to stay comfortably below the historic averages for a while.

The technical condition of the high yield market also looks strong. In addition to record mutual fund cash flows, new investors with long investment horizons continue to enter the market in growing numbers. Large state and city retirement funds, foundations and insurance companies are early in the process of making initial high yield allocations. Leveraged portfolios in the form of CBO's (collateralized bond obligations) have returned to the market in a big way after an absence of several years.

New issue supply has risen to record levels to meet the demand. Year-to-date high yield new issuance exceeds $60 billion. The overall quality of the new issue calendar is similar to last year's with slightly more single B's than double B's and approximately 20% deferred pay securities. The trend toward increased issuance of Rule 144A securities has accelerated this year and recently accounted for as much as 90% of all new supply. Rule 144A allows securities not registered with the SEC to be bought and sold by "qualified institutional buyers." For issuers, Rule 144A enables them to get to market quickly. A large number of new issues have been used to refinance existing bonds. Over $10 billion of outstanding high yield debt has been called or tendered for at premium prices including over $40 million held in the Fund. Although demand for high yield issues is strong by any measure, there will be times when new issue supply overwhelms the market. We would expect any spread widening associated with such imbalances to be short-lived and self-correcting.

Even at today's historically tight yield spreads, we still find high yield investments attractive. In the absence of either a sharp or prolonged downturn in the economy and a related move to dramatically lower interest rates, high yield should continue to add value over investment grade alternatives. The compounding of the high yield spread creates a nearly insurmountable total return advantage for time horizons beyond two years.

The long term success of high yield investing is a function of credit experience. With intramarket quality spreads historically tight, it is difficult to argue in favor of downgrading quality within the high yield market. It is important to recognize that the high yield market encompasses a wide spectrum of qualities with very different credit experiences. The better quality sectors, as represented by issues initially rated double-B, have an annual loss rate of approximately 60 to 70 basis points. The middle and lower tiers of the market have a loss rate 4 to 5 times greater.

We continue to focus on the better quality segment of the high yield market. At June 30, 1997 approximately 39% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Seventy-one percent of the holdings are rated at least B1 or B+. Many of the lower rated holdings are either senior or secured where we believe the long term risk of loss is minimal. For example, the two Repap credits were downgraded to CCC from BB- as the parent company experienced liquidity problems earlier this year. The bonds that we hold are secured by a first priority lien on two facilities whose value we believe is well in excess of the value of the debt outstanding. Other lower rated credits in which the Fund has large holdings include B2/B Cablevision Systems, B3/B Adelphia Communications and B3/B Marcus Cable which are all showing rapidly improving balance sheets. The Fund's largest holding is Stone Container for which we expect to see major cyclical improvement in the near future.

--------------------------------------------------------------------------------

The trend over the past few years has been for good high yield credits to get better. Upgrades and mergers with better credits for higher quality high yield issuers have increased and have exceeded downgrades. The Fund experienced a number of positive credit events during the first half of 1997. Comcast was upgraded and subsequently Microsoft announced plans to invest $1 billion in the company. Fort Howard agreed to merge with investment grade rated James River. And among other positives, Cablevision Systems acquired some cable systems in a stock transaction that will substantially reduce debt leverage.

The inflows of new monies into the Fund will allow us to take advantage of new purchase opportunities that we expect to develop as the new issue calendar moves ahead.

Stephen T. Shapiro

July 15, 1997

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.84%)
  CORPORATE BONDS
     Moog Inc. Sr Sub Notes 10.00%, 05/01/06....................................  $    2,000,000         $   2,103,422
     Newport News Shipbuilding Sr Sub Notes 9.25%, 12/01/06.....................       3,750,000             3,918,750
     Sequa Corp. Sr Notes 8.75%, 12/15/01.......................................       5,600,000             5,698,000
     Sequa Corp. Sr Sub Notes 9.375%, 12/15/03..................................       1,000,000             1,020,000
     UNC, Inc. Sr Notes 9.125%, 07/15/03........................................       6,500,000             6,841,250
                                                                                                         -------------
                                                                                                            19,581,422
                                                                                                         -------------
BROADCAST/TELECOMMUNICATIONS (8.54%)
  CORPORATE BONDS
     All American Communications Inc. Sr Sub Notes 10.875%, 10/15/01............       2,000,000             2,092,500
     CCPR Services Sr Sub Notes 10.00%, 02/01/07 (144A).........................       6,500,000(1)          6,467,500
     Centennial Cellular Corp. Sr Notes 8.875%, 11/01/01........................      10,500,000            10,421,250
     Comcast Cellular Corp. Sr Notes 9.50%, 05/01/07 (144A).....................       9,000,000(1)          9,022,500
     Granite Broadcasting Corp. Sr Sub Notes 9.375%, 12/01/05...................       6,000,000             5,805,000
     Heritage Media Corp. Sr Sub Notes 8.75%, 02/15/06..........................       4,500,000             4,635,000
     MFS Communications Co. Sr Discount Notes 0/9.375%, 01/15/04................       5,000,000(2)          4,650,000
     Paging Network Sr Sub Notes 10.125%, 08/01/07..............................      11,000,000            10,670,000
     PanAmSat L.P. Corp. Sr Sub Discount Notes 0/11.375%, 08/01/03..............       3,500,000(2)          3,390,625
     PriCellular Wireless Sr Notes 10.75%, 11/01/04.............................       3,000,000             3,150,000
     Sinclair Broadcast Group Inc. Sr Sub Notes 10.00%, 09/30/05................       4,000,000             4,120,000
     Teleport Communications Group Inc. Sr Discount Notes 0/11.125%, 07/01/07...      10,000,000(2)          7,187,500
     Teleport Communications Group Inc. Sr Notes 9.875%, 07/01/06...............       3,000,000             3,195,000
     Vanguard Cellular Systems, Inc. Sr Debs. 9.375%, 04/15/06..................       6,350,000             6,413,500
     Viacom Inc. Sub Notes 8.00%, 07/07/06......................................      10,000,000             9,650,000
                                                                                                         -------------
                                                                                                            90,870,375
                                                                                                         -------------
CABLE (11.53%)
  CORPORATE BONDS
     Adelphia Communications Corp. Sr Notes 9.50%, 02/15/04.....................       6,826,523(3)          6,587,595
     Adelphia Communications Corp. Sr Notes 9.875%, 03/01/07 (144A).............       6,000,000(1)          5,797,500
     Cablevision Systems Corp. Sr Sub Notes 9.25%, 11/01/05.....................       7,500,000             7,706,250
     Cablevision Systems Corp. Sr Sub Notes 10.75%, 04/01/04....................       3,600,000             3,717,000
     Century Communications Corp. Sr Notes 8.875%, 01/15/07.....................       3,500,000             3,421,250
     Century Communications Corp. Sr Notes 9.75%, 02/15/02......................       6,500,000             6,727,500
     Comcast Corp. Sr Sub Debs. 9.375%, 05/15/05................................       8,000,000             8,410,000
     Fundy Cable Ltd. Sr Notes 11.00%, 11/15/05.................................       3,000,000             3,240,000
     Le Groupe Videotron Ltee. Sr Notes 10.625%, 02/15/05.......................       1,000,000             1,105,000
     International Cabletel Sr Notes 10.00%, 02/15/07...........................       4,500,000             4,578,750
     Jones Intercable Inc. Sr Sub Debs. 10.50%, 03/01/08........................       7,000,000             7,577,500
     Lenfest Communications, Inc. Sr Notes 8.375%, 11/01/05.....................      12,500,000            12,296,875
     Marcus Cable Operating Sr Sub Gtd. Discount Notes 0/13.50%, 08/01/04.......       9,000,000(2)          7,807,500
     Olympus Communications L.P. Sr Notes 10.625%, 11/15/06.....................      10,000,000            10,500,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes 9.625%, 08/01/02....       3,000,000             3,157,500
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes 9.65%, 01/15/14.....       2,500,000(a)          1,846,622
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes 10.00%, 03/15/05....       3,000,000             3,232,500
     Rogers Communications Inc. Sr Notes 9.125%, 01/15/06.......................       3,500,000             3,535,000
     Tele West Plc Sr Discount Debs. 0/11.00%, 10/01/07.........................      12,000,000(2)          8,700,000
     Videotron Holdings PLC Sr Discount Debs. 0/11.125%, 07/01/04...............       5,000,000(2)          4,543,750
     Videotron Ltee. Sr Sub Notes 10.25%, 10/15/02..............................       2,500,000             2,650,000
  PREFERRED STOCKS
     Cablevision Systems Corp. Pfd. 11.125% Series M............................          54,324(3)          5,486,724
                                                                                                         -------------
                                                                                                           122,624,816
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
4

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CHEMICALS (3.41%)
  CORPORATE BONDS
     Borden Chemicals & Plastics Sr Notes 9.50%, 05/01/05.......................  $    5,000,000         $   5,250,000
     Freeport-McMoran Resource Partners, L.P. Sr Sub Notes 8.75%, 02/15/04......       2,000,000             2,050,000
     Harris Chemical North America, Inc. Sr Secured Notes 10.25%, 07/15/01......       7,500,000             7,743,750
     ISP Holdings Inc. Sr Notes 9.00%, 10/15/03.................................       5,000,000             5,181,250
     Pioneer Americas Acquisition Sr Secured Notes 9.50%, 06/15/07 (144A).......       5,000,000(1)          4,925,000
     Sifto Canada Inc. Sr Notes 8.50%, 07/15/00.................................       5,000,000             5,025,000
     Terra Industries Inc. Sr Notes 10.50%, 06/15/05............................       3,000,000             3,247,500
     Uniroyal Chemical Co., Inc. Sr Notes 9.00%, 09/01/00.......................       2,750,000             2,853,125
                                                                                                         -------------
                                                                                                            36,275,625
                                                                                                         -------------
CONSUMER GROUPS (5.84%)
  CORPORATE BONDS
     Chiquita Brands International Inc. Sr Notes 9.625%, 01/15/04...............       2,000,000             2,122,500
     Chiquita Brands International Inc. Sr Notes 9.125%, 03/01/04...............       5,000,000             5,187,500
     Cott Corp. Sr Notes 8.50%, 05/01/07........................................       4,000,000             3,980,000
     Fleming Companies Inc. Floating Rate Sr Notes 8.125%, 12/15/01.............       8,500,000(4)          8,500,000
     Host Marriott Travel Plaza Sr Notes 9.50%, 05/15/05........................       7,000,000             7,315,000
     North Atlantic Trading Sr Notes 11.00%, 06/15/04 (144A)....................       2,500,000(1)          2,531,250
     Pillowtex Corp. Sr Sub Notes 10.00%, 11/15/06..............................       2,500,000             2,631,250
     Revlon Consumer Products Sr Notes 9.375%, 04/01/01.........................       7,500,000             7,706,250
     Revlon Inc. Sr Debs. 10.875%, 07/15/10.....................................       4,500,000             4,567,500
     Ryder Transportation Inc. Sr Sub Notes 10.00%, 12/01/06....................       3,000,000             3,090,000
     Sealy Corp. Sr Sub Notes 10.25%, 05/01/03..................................       3,000,000             3,135,000
     Westpoint Stevens, Inc. Sr Sub Notes 9.375%, 12/15/05......................       6,000,000             6,240,000
  PREFERRED STOCKS
     Pantry Pride Inc. Pfd. $14.875 Series B....................................          11,000             1,100,000
  CONVERTIBLE BONDS
     Ivax Corp. Convertible Sub Notes 6.50%, 11/15/01...........................       4,500,000             3,999,375
                                                                                                         -------------
                                                                                                            62,105,625
                                                                                                         -------------
FINANCIAL SERVICES/INSURANCE (3.26%)
  CORPORATE BONDS
     Americo Life Inc. Sr Notes 9.25%, 06/01/05.................................       3,000,000             3,060,000
     Amresco Inc. Sr Sub Notes 10.00%, 03/15/04.................................       3,000,000             3,045,000
     Navistar Financial Corp. Sr Sub Notes 8.875%, 11/15/98.....................       4,500,000             4,580,005
     Navistar Financial Corp. Sr Sub Notes 9.00%, 06/01/02 (144A)...............       2,200,000(1)          2,263,250
     Presidential Life Corp. Sr Notes 9.50%, 12/15/00...........................       3,500,000             3,622,500
     Reliance Group Holdings, Inc. Sr Sub Notes 9.75%, 11/15/03.................      10,500,000            10,920,000
     Veritas Holdings Sr Notes 9.625%, 12/15/03 (144A)..........................       7,000,000(1)          7,210,000
                                                                                                         -------------
                                                                                                            34,700,755
                                                                                                         -------------
FOREST & PAPER PRODUCTS (6.58%)
  CORPORATE BONDS
     Crown Paper Co. Sr Sub Notes 11.00%, 09/01/05..............................       3,500,000             3,500,000
     Doman Industries Ltd. Sr Notes 8.75%, 03/15/04.............................       2,500,000             2,425,000
     Fort Howard Corp. Pass Thru Cert. 11.00%, 01/02/02.........................       2,188,880             2,451,546
     Fort Howard Corp. Sr Sub Notes 9.00%, 02/01/06.............................       4,500,000             4,736,250
     Fort Howard Corp. Variable Rate Term Loan 8.19%, 12/31/02..................         757,576(4)            761,364
     Indah Kiat Finance Mauritius Ltd. Gtd. Sr Notes 10.00%, 07/01/07 (144A)....       5,000,000(1)          4,975,000
     Maxxam Group Inc. Sr Notes 0/12.25%, 08/01/03..............................       2,500,000(2)          2,300,000
     Maxxam Group Inc. Sr Secured Notes 11.25%, 08/01/03........................       3,000,000             3,105,000
     Repap New Brunswick 1st Priority Floating Rate Sr Secured Notes 9.125%,
      07/15/00..................................................................       9,000,000(4)          8,910,000
     Repap New Brunswick 1st Priority Sr Secured Notes 9.875%, 07/15/00.........       3,000,000             3,015,000
     Repap Wisconsin Inc. 1st Priority Sr Secured Notes 9.25%, 02/01/02.........       8,000,000             8,060,000
     Stone Container Corp. Sr Secured Notes 10.75%, 10/01/02....................       5,000,000             5,200,000
     Stone Container Corp. Sr Sub Notes 11.00%, 08/15/99........................       3,500,000             3,587,500
     Stone Container Finance Co. Sr Notes 11.50%, 08/15/06 (144A)...............       4,000,000(1)          4,080,000
     Stone Container Co. Sr Sub Debs. 12.25%, 04/01/02..........................       4,500,000             4,635,000
     Tembec Finance Corp. Sr Notes 9.875%, 09/30/05.............................       2,000,000             2,062,500

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
FOREST & PAPER PRODUCTS (CONTINUED)
  PREFERRED STOCKS
     Asia Pulp & Paper Pfd. 12.00%, Series A (144A).............................  $    6,000,000(1)      $   6,180,000
                                                                                                         -------------
                                                                                                            69,984,160
                                                                                                         -------------
GENERAL INDUSTRIES/MANUFACTURING (12.84%)
  CORPORATE BONDS
     Advanced Micro Devices Sr Notes 11.00%, 08/01/03...........................       3,000,000             3,352,500
     Allied Waste N.A. Sr Sub Notes 10.25%, 12/01/06 (144A).....................       4,500,000(1)          4,815,000
     American Standard Companies Inc. Sr Sub Discount Debs 0/10.50%, 06/01/05...       8,000,000(2)          7,870,000
     Amphenol Corp. Sr Sub Notes 9.875%, 05/15/07...............................       3,000,000             3,097,500
     Calmar Inc. Sr Sub Notes 11.50%, 08/15/05..................................       2,500,000             2,650,000
     Celestica International Sr Sub Notes 10.50%, 12/31/06......................       5,000,000             5,375,000
     Clark Materials Handling Corp. Sr Notes 10.75%, 11/15/06...................       3,500,000             3,701,250
     Communication and Power Industries, Inc. Sr Sub Notes 12.00%, 08/01/05.....       2,500,000             2,712,500
     Delco Remy International Inc. Sr Sub Notes 10.625%, 08/01/06 (144A)........       4,000,000(1)          4,240,000
     Dominion Textile (USA) Inc. Gtd. Sr Notes 9.25%, 04/01/06..................       8,500,000             8,861,250
     Emcor Group Inc. Notes 11.00%, 12/15/01....................................       4,000,000             4,180,000
     Envirosource Inc. Sr Notes 9.75%, 06/15/03.................................       3,000,000             2,955,000
     Essex Group Inc. Sr Notes 10.00%, 05/01/03.................................       4,000,000             4,220,000
     Exide Corp. Sr Notes 10.00%, 04/15/05......................................       7,500,000             7,762,500
     Foamex L.P. Sr Sub Notes 9.875%, 06/15/07 (144A)...........................       2,500,000(1)          2,556,250
     Hayes Wheels International Inc. Sr Sub Notes 9.125%, 07/15/07 (144A).......       7,000,000(1)          6,982,500
     Intertek Finance Plc Sr Sub Notes 10.25%, 11/01/06.........................       2,000,000             2,085,000
     MDC Communications Corp. Sr Sub Notes 10.50%, 12/01/06.....................       4,750,000             5,046,875
     Nortek Inc. Sr Sub Notes 9.875%, 03/01/04..................................       6,000,000             6,105,000
     Southdown Inc. Sr Sub Notes 10.00%, 03/01/06...............................       5,500,000             6,008,750
     Talley Manufacturing & Technology Inc. Sr Notes 10.75%, 10/15/03...........       2,500,000             2,600,000
     Unisys Corp. Sr Notes 15.00%, 07/01/97.....................................       2,200,000             2,200,000
     Unisys Corp. Sr Notes 10.625%, 10/01/99....................................       5,500,000             5,692,500
     Unisys Corp. Sr Notes 11.75%, 10/15/04.....................................       5,700,000             6,213,000
     US Can Corp. Sr Sub Notes 10.125%, 10/15/06................................       2,000,000             2,135,000
     Viasystems Inc. Sr Sub Notes 9.75%, 06/01/07 (144A)........................       3,750,000(1)          3,806,250
     Vicap S.A. Gtd. Sr Notes 10.25%, 05/15/02 (144A)...........................       4,750,000(1)          4,886,563
     Walbro Corp. Sr Notes 9.875%, 07/15/05.....................................       2,000,000             2,060,000
     Williams Scotsman Inc. Sr Notes 9.875%, 06/01/07 (144A)....................       8,000,000(1)          8,000,000
  CONVERTIBLE BONDS
     Computervision Industries Conv. Sub Debs. 8.00%, 12/01/09..................       6,521,000             4,369,070
                                                                                                         -------------
                                                                                                           136,539,258
                                                                                                         -------------
HEALTH CARE (2.15%)
  CORPORATE BONDS
     Beverly Enterprises Inc. Sr Notes 9.00%, 02/15/06..........................       3,500,000             3,605,000
     Integrated Health Services, Inc. Sr Sub Notes 9.50%, 09/15/07 (144A).......       2,500,000(1)          2,556,250
     Quest Diagnostic Inc. Sr Sub Notes 10.75%, 12/15/06........................       3,000,000             3,217,500
     Regency Health Services, Inc. Sr Sub Notes 9.875%, 10/15/02................       4,700,000             4,794,000
     Tenet Healthcare Corp. Sr Sub Notes 8.625%, 01/15/07.......................       4,500,000             4,590,000
  PREFERRED STOCKS
     Fresenius Medical Care Trust Pfd Securities 9.00%, 12/01/06................       4,000,000             4,080,000
                                                                                                         -------------
                                                                                                            22,842,750
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
6

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
HOTELS & GAMING (5.83%)
  CORPORATE BONDS
     Alliance Gaming Corp. Sr Secured Notes 12.875%, 06/30/03...................  $    2,000,000         $   2,260,000
     Four Seasons Hotels Inc. Sr Notes 9.125%, 07/01/00 (144A)..................       3,000,000(1)          3,206,250
     Grand Casinos Inc. 1st Mtg. Notes 10.125%, 12/01/03........................       4,000,000             4,170,000
     Host Marriott Properties Inc. Sr Secured Notes 9.50%, 05/15/05.............       8,000,000             8,320,000
     John Q Hammons Hotels L.P. 1st Mtg. Notes 9.75%, 10/01/05..................       7,000,000             7,297,500
     Prime Hospitality Corp. 1st Mtg. Notes 9.25%, 01/15/06.....................       8,000,000             8,240,000
     Prime Hospitality Corp. Sr Sub Notes 9.75%, 04/01/07.......................       6,000,000             6,330,000
     Red Roof Inns Inc. Sr Notes 9.625%, 12/15/03...............................       4,500,000             4,578,750
     Station Casinos Sr Sub Notes 9.625%, 06/01/03..............................       3,250,000             3,217,500
     Sun International Hotels Ltd. Sr Sub Notes 9.00%, 03/15/07.................       6,000,000             6,060,000
     Trump Atlantic City 1st Mtg. Notes 11.25%, 05/01/06........................       8,500,000             8,287,500
                                                                                                         -------------
                                                                                                            61,967,500
                                                                                                         -------------
INDEPENDENT POWER (1.19%)
  CORPORATE BONDS
     California Energy Co. Inc. Sr Notes 10.25%, 01/15/04.......................       4,500,000             4,848,750
     California Energy Co. Inc. Sr Notes 9.50%, 09/15/06........................       1,500,000             1,601,250
     California Energy Co. Inc. Ltd. Recourse Sr Secured Notes 9.875%,
      06/30/03..................................................................       1,800,000             1,908,000
     Calpine Corp. Sr Notes 10.50%, 05/15/06....................................       4,000,000             4,340,000
                                                                                                         -------------
                                                                                                            12,698,000
                                                                                                         -------------
METALS/MINING/IRON/STEEL (5.33%)
  CORPORATE BONDS
     AK Steel Corp. Sr Notes 9.125%, 12/15/06...................................       5,000,000             5,137,500
     Armco Inc. Sr Notes 9.375%, 11/01/00.......................................       5,600,000             5,740,000
     CSN Iron S.A. Gtd. Notes 9.125%, 06/01/07 (144A)...........................       8,500,000(1)          8,308,750
     EES Coke Battery Co. Inc. Series B, Sr Secured Notes 9.382%, 04/15/07
      (144A)....................................................................       5,750,000(1)          5,893,750
     Jorgensen Earle M. Co. Sr Notes 10.75%, 03/01/00...........................       2,500,000             2,487,500
     Kaiser Aluminum & Chemical Corp. Sr Notes 9.875%, 02/15/02.................       4,500,000             4,623,750
     Kaiser Aluminum & Chemical Corp. Sr Notes 10.875%, 10/15/06................       3,000,000             3,221,250
     Northwestern Steel & Wire Co. Sr Notes 9.50%, 06/15/01.....................       2,500,000             2,237,500
     Oregon Steel Mills 1st Mtg. Notes 11.00%, 06/15/03.........................       5,000,000             5,387,500
     Westmin Resources Ltd. Sr Secured Notes 11.00%, 03/15/07...................       4,500,000             4,702,500
     Wheeling-Pittsburgh Corp. Sr Notes 9.375%, 11/15/03........................       7,000,000             6,755,000
  PREFERRED STOCKS
     Freeport -- MC. Corp. Pfd Series Gold 08/01/03.............................          70,000             2,178,750
                                                                                                         -------------
                                                                                                            56,673,750
                                                                                                         -------------
OIL/GAS (7.42%)
  CORPORATE BONDS
     Clark Oil & Refining Sr Notes 10.50%, 12/01/01.............................       4,000,000             4,130,000
     Clark Refining & Marketing Holdings Sr Secured Notes 0.00%, 02/15/00.......      13,500,000            10,226,250
     Cliffs Drilling Co. Sr Notes 10.25%, 05/15/03..............................       2,000,000             2,140,000
     Crown Central Petroleum Corp. Sr Notes 10.875%, 02/01/05...................       2,400,000             2,520,000
     DI Industries Sr Notes 8.875%, 07/01/07....................................       2,000,000             1,970,000
     Energy Corp. of America Sr Sub Notes 9.50%, 05/15/07 (144A)................       4,500,000(1)          4,455,000
     Ferrellgas Partner L.P. Sr Notes 9.375%, 06/15/06..........................       7,000,000             7,227,500
     Giant Industries Inc. Sr Sub Notes 9.75%, 11/15/03.........................       1,800,000             1,845,000
     Gulf Canada Resources, Ltd. Sr Sub Debs. 9.25%, 01/15/04...................       4,000,000             4,195,000
     J Ray McDermott S.A. Sr Sub Notes 9.375%, 07/15/06.........................       6,500,000             6,678,750
     Maxus Energy Corp. Medium Term Notes 11.02%, 05/16/01......................       1,000,000             1,075,000
     Maxus Energy Corp. Sr Notes 9.875%, 10/15/02...............................       1,000,000             1,050,000
     Nuevo Energy Co. Sr Sub Notes 9.50%, 04/15/06..............................       3,000,000             3,150,000
     Parker Drilling Co. Sr Notes 9.75%, 11/15/06...............................       8,000,000             8,420,000
     Petroleum Heat & Power Sub Notes 10.125%, 04/01/03.........................       4,500,000             4,410,000
     Pride Petroleum Services Sr Notes 9.375%, 05/15/07.........................       3,000,000             3,120,000
     Transamerican Energy Corp. Sr Secured Notes 11.50%, 06/15/02 (144A)........       7,000,000(1)          6,772,500
     Wainoco Oil Corp. Sr Notes 12.00%, 08/01/02................................       2,500,000             2,600,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
OIL/GAS (CONTINUED)
  CONVERTIBLE BONDS
     Reading & Bates Energy Co. Conv. Eurobonds 8.00%, 12/31/98.................  $    1,871,000         $   2,928,115
                                                                                                         -------------
                                                                                                            78,913,115
                                                                                                         -------------
PACKAGING/CONTAINERS (3.12%)
  CORPORATE BONDS
     Container Corp. of America Sr Notes 9.75%, 04/01/03........................       5,000,000             5,325,000
     Container Corp. of America Sr Notes 11.25%, 05/01/04.......................       3,500,000             3,832,500
     Gaylord Container Corp. Sr Notes 11.50%, 05/15/01..........................       6,500,000             6,820,450
     Gaylord Container Corp. Sr Notes 9.75%, 06/15/07 (144A)....................       6,500,000(1)          6,483,750
     Owens-Illinois Corp. Sr Sub Notes 10.00%, 08/01/02.........................       4,000,000             4,200,000
     Riverwood International Corp. Sr Notes 10.25%, 04/01/06....................       3,000,000             2,977,500
     Silgan Corp. Sr Sub Debs. 9.00%, 06/01/09 (144A)...........................       3,500,000(1)          3,513,125
                                                                                                         -------------
                                                                                                            33,152,325
                                                                                                         -------------
PUBLISHING/ADVERTISING (2.92%)
  CORPORATE BONDS
     Hollinger International Publishing Sr Sub Notes 9.25%, 03/15/07............       4,000,000             4,080,000
     Lamar Advertising Co. Sr Sub Notes 9.625%, 12/01/06........................       4,500,000             4,612,500
     Outdoor Systems Inc. Sr Sub Notes 8.875%, 06/15/07 (144A)..................       9,000,000(1)          8,741,250
     Petersen Publishing Sr Sub Notes 11.125%, 11/15/06.........................       3,000,000             3,345,000
     Universal Outdoor Inc. Sr Sub Notes 9.75%, 10/15/06........................       4,500,000             4,657,500
     World Color Press Inc. Sr Sub Notes 9.125%, 03/15/03.......................       5,400,000             5,589,000
                                                                                                         -------------
                                                                                                            31,025,250
                                                                                                         -------------
REAL ESTATE (2.31%)
  CORPORATE BONDS
     Granite Development Partners L.P. Sr Notes 10.83%, 11/15/03................       2,000,000             1,970,000
     Rockefeller Center Properties Sr Notes 0.00%, 12/31/00.....................      12,500,000             8,578,125
  MORTGAGE BACKED SECURITY
     Nykredit Mtg. Notes 9.00%, 10/01/26........................................      65,700,000(b)         10,324,710
     RTC Mtg. Tr. Series 1994-C1 CL F Mtg. Ln. Bkd. Bonds 8.00%, 06/25/26.......       2,264,279             2,207,672
     RTC Mtg. Tr. Series 1994-C2 CL G Mtg. Ln. Bkd. Bonds 8.00%, 04/25/25.......       1,555,632             1,524,519
                                                                                                         -------------
                                                                                                            24,605,026
                                                                                                         -------------
RETAIL (1.91%)
  CORPORATE BONDS
     Grand Union Co. Sr Notes 12.00%, 09/01/04..................................       2,000,000             1,480,000
     Pathmark Stores Inc. Sr Sub Notes 9.625%, 05/01/03.........................       5,000,000             4,825,000
     Petro Stopping Centers Sr Notes 10.50%, 02/01/07 (144A)....................       4,000,000(1)          4,150,000
     TLC Beatrice International Holdings Inc. Sr Notes 11.50%, 10/01/05.........       3,500,000             3,937,500
     TravelCenters of America Sr Sub Notes 10.25%, 04/01/07.....................       4,000,000             4,100,000
  MORTGAGE BACKED SECURITY
     National Convenience Realty Co. Secured Notes 9.50%, 06/30/03..............       1,759,298             1,838,466
                                                                                                         -------------
                                                                                                            20,330,966
                                                                                                         -------------
TRANSPORTATION (3.25%)
  CORPORATE BONDS
     Coach USA Inc. Sr Sub Notes 9.375%, 07/01/07 (144A)........................       3,000,000(1)          2,970,000
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes 9.25%, 11/15/03..................       3,000,000             3,037,500
     GPA Delaware Inc. Gtd. Notes 8.75%, 12/15/98...............................       4,000,000             4,070,000
     Sea Containers Ltd. Sr Notes 9.50%, 07/01/03...............................       3,000,000             3,112,500
     Stena AB Sr Notes 10.50%, 12/15/05.........................................       5,000,000             5,443,750
     Viking Star Shipping 1st Pfd. Mtg. Notes 9.625%, 07/15/03..................       2,000,000             2,110,000

    The accompanying notes are an integral part of the financial statements.
8

                                   OFFITBANK
                                HIGH YIELD FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
  TRUST CERTIFICATES
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A 9.80%,
      01/15/00..................................................................  $      942,000         $     956,130
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F 10.15%,
      03/28/03..................................................................       1,000,000             1,010,000
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B 9.80%, 01/15/00...         654,000               662,175
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B 10.00%,
      01/15/02..................................................................       1,334,000             1,370,685
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A 11.20%,
      03/19/05..................................................................       3,697,140             3,974,425
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B 10.33%,
      06/27/02..................................................................         803,000               835,120
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D 10.28%,
      06/27/01..................................................................         837,000               864,203
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D 10.43%,
      06/27/04..................................................................       1,014,000             1,072,305
     U.S. Air Inc. Sr Notes 10.00%, 07/01/03....................................       3,000,000             3,105,000
                                                                                                         -------------
                                                                                                            34,593,793
                                                                                                         -------------
UTILITIES -- ELECTRIC (2.27%)
  CORPORATE BONDS
     Beaver Valley Funding Corp. Debs. 8.625%, 06/01/07.........................       1,499,000             1,543,970
     Cleveland Electric Illum Medium Term Notes 8.16%, 11/30/98.................       3,500,000             3,561,250
     Cleveland Electric Illum Medium Term Notes 9.25%, 07/29/99.................       1,000,000             1,042,500
     Cleveland Electric Illum 1st Mtg. Bonds 9.50%, 05/15/05....................       4,000,000             4,260,000
     CTC Mansfield Funding Corp. Secured Lease Obligation Bonds 10.25%,
      03/30/03..................................................................       4,192,000             4,244,400
     Long Island Lighting Co. Debs. 7.125%, 06/01/05............................       4,000,000             3,950,740
     Tucson Electric Power Company, Springerville Unit 1 Series B-6 10.21%,
      01/01/09..................................................................       2,725,878             2,725,878
     Tucson Electric Power Company, Springerville Unit 1 Series B-5 10.21%,
      01/01/09..................................................................         945,473               945,473
     Tucson Electric Power Company, Springerville Unit 1 Series B-7 10.21%,
      01/01/09..................................................................         697,082               697,082
     Tucson Electric Power Company, Springerville Unit 1 Series B-4 10.21%,
      01/01/09..................................................................         554,905               554,905
     Tucson Electric Power Company, Springerville Unit 1 Series B-2 10.21%,
      01/01/09..................................................................         356,492               356,492
     Tucson Electric Power Company, Springerville Unit 1 Series B-3 10.21%,
      01/01/09..................................................................         246,185               246,182
                                                                                                         -------------
                                                                                                            24,128,872
                                                                                                         -------------
SHORT TERM INVESTMENTS (7.66%)
     The Bank of New York Repurchase Agreement 5.50%, 07/01/97 (dated 06/30/97;
      proceeds $81,539,956, collateralized by $50,000,000 U.S. Treasury Notes,
      6.50%, due 05/15/05, and $32,850,000 U.S. Treasury Notes, 5.875%, due
      11/15/99, valued at $50,320,036 and $32,854,920, respectively)............      81,527,500            81,527,500
                                                                                                         -------------
     TOTAL INVESTMENTS (COST $1,016,227,684) (99.20%)...........................                         1,055,140,883
     CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.80%).....................                             8,522,022
                                                                                                         -------------
     TOTAL NET ASSETS (100.00%).................................................                         $1,063,662,905
                                                                                                         -------------
                                                                                                         -------------

---------------
Principal denominated in the following currencies:
 (a) Canadian Dollar    (b) Danish Krone

(1) Security  exempt from registration under Rule  144A of the Securities Act of
    1933.  These  securities   may  be  resold   in  transactions  exempt   from
    registration, normally to qualified institutional buyers.

(2) Step-Up bond.

(3) Payment In Kind Security.

(4) Interest rate reflected is rate in effect at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The OFFITBANK Emerging Markets Fund produced a total return of 6.88% for the period of March 31, 1997 to June 30, 1997. The year-to-date total return as of June 30, 1997 was 9.45%. The J. P. Morgan Emerging Markets Index Plus and J. P. Morgan Latin Eurobond Index returned 9.42% and 6.56% over the second quarter and 10.27% and 8.42% year-to-date, respectively. Our chosen benchmark of a 50%/50% composite of the two indices returned 7.99% for the second quarter and 9.34% year-to-date.

As of June 30, 1997, the NAV was $11.50 and the 30 day SEC yield was 8.41%. As of June 30, 1997 the Fund's approximate average maturity was 7.35 years and average duration of 4 years.

The Fund continues to focus on good quality corporate Eurobonds and local market issues in the Latin American region where we see some of the most attractive investment opportunities in Emerging Markets. Emerging Markets corporate Eurobonds, which constitute what we consider "International High Yield," continue to offer spreads of 250 - 400 basis points over similar duration U.S. Treasurys for Single B to Double B rated or equivalent issues.

At quarter end, the Fund's assets were allocated 52% to Eurobonds, 36% to Brady and pre-Brady sovereign debt, 9% to local market instruments, and 3% in cash and accrued income. The Fund maintained a 94% allocation to Latin America assets with the largest allocations to Brazil (32%), Mexico (20%), and Argentina (21%). The Fund also remains focused on dollar-denominated assets which comprised 92% of the overall portfolio (including the 1% cash holding).

The second quarter of 1997 continued to experience a resurgence of interest in Emerging Markets investments among global investors. By mid-April, concern over the direction of U.S. interest rates and the de-leveraging among hedge fund investors and cross-over buyers from other sectors (domestic High Yield and other non-traditional Emerging Markets investors) had run its course resulting in oversold conditions. The net result was that exceptional value could be found in Emerging Markets debt, especially among corporate dollar-denominated Eurobonds.

In early June, the Brazilian government issued US$3 billion in Eurobonds and retired approximately US$2.25 billion in Brady bonds. We see these transactions as further evidence of declining importance of Brady assets and the increasing significance of corporates in the Emerging Markets debt universe.

The Fund selectively took advantage of good quality new issues and attractive opportunities presented by the repricing of the market. This is evidenced by the increase in Eurobond exposure in the Fund to 52% at June 30, from 40% at March
31. We remain positive on overall macroeconomic and political trends in the major markets in which we are invested, as well as the increasing competitiveness of those companies whose debt the Fund holds.

If you have any questions regarding the portfolio, or our strategy, please call us.

Richard M. Johnston                                         Wallace Mathai-Davis

July 15, 1997

                                   OFFITBANK
                             EMERGING MARKETS FUND
---------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT
  ARGENTINA (15.58%)
     Argentina Peso Bocon Pro-1 Floating Rate Bonds, 3.2424%, 04/01/07..........  $    5,000,000(d)(4)   $   5,260,789
     Argentina Brady Discount Floating Rate Bonds, 6.875%, 03/31/23.............       3,000,000(4)          2,591,250
     Argentina Brady Floating Rate Bonds, 6.75%, 03/31/05.......................       9,942,500(4)          9,345,950
     City of Buenos Aires Bonds, 11.25%, 04/11/07 (144A)........................       4,000,000(1)          4,340,000
     Republic of Argentina Global Bonds, 10.50%, 11/14/02.......................       4,500,000(c)          2,961,274
     Republic of Argentina Global Bonds, 11.375%, 01/30/17......................       2,000,000             2,229,000
                                                                                                         -------------
                                                                                                            26,728,263
                                                                                                         -------------
  BRAZIL (17.33%)
     Brazil Brady Capitalization Step-Up Bonds, 4.50/8.00%, 04/15/14............      10,253,948(3)          8,241,610
     Brazil Brady DCB Floating Rate Bonds, 6.9375%, 04/15/12....................      12,000,000(4)          9,900,000
     Brazil Brady Discount Z Floating Rate Bonds, 6.875%, 04/15/24..............       7,500,000(4)          6,309,375
     Brazilian BBC Discount Note, 0%, 09/03/97..................................       2,007,000(a)          1,792,366
     Brazilian LTN Notes, 08/01/97..............................................         630,000(a)            571,787
     Brazilian NTN-D Dollar Indexed, 07/01/97...................................       2,617,000(a)          2,906,986
                                                                                                         -------------
                                                                                                            29,722,124
                                                                                                         -------------
  DOMINICAN REPUBLIC (2.04%)
     Dominican Republic Brady PDI Floating Rate Bonds, 6.4375%, 08/30/09........       4,000,000(4)          3,495,000
                                                                                                         -------------
  ECUADOR (3.63%)
     Ecuador Brady Discount Floating Rate Bonds, 6.4375%, 02/28/25..............       6,500,000(4)          4,647,500
     Republic of Ecuador Bonds, 11.25%, 04/25/02................................       1,500,000             1,582,500
                                                                                                         -------------
                                                                                                             6,230,000
                                                                                                         -------------
  MEXICO (2.87%)
     Mexican Global Bonds, 11.50%, 05/15/26.....................................       1,700,000             1,942,250
     United Mexican States Bonds, 10.375%, 01/29/03.............................       4,500,000(c)          2,971,601
                                                                                                         -------------
                                                                                                             4,913,851
                                                                                                         -------------
  MOROCCO (0.92%)
     Morocco Snap Notes, 11.50%, 01/29/09.......................................       2,500,000(c)          1,570,568
                                                                                                         -------------
  PERU (3.47%)
     Peru Brady FLIRB Floating Rate Bonds, 3.25%, 03/07/17......................       2,750,000(4)          1,646,562
     Peru Brady PDI Floating Rate Bonds, 4.00%, 03/07/17........................       6,645,000(4)          4,302,637
                                                                                                         -------------
                                                                                                             5,949,199
                                                                                                         -------------
  VENEZUELA (9.12%)
     Venezuela Brady FLIRB Floating Rate Bonds, 4.1875%, 03/31/07...............       9,047,619(4)          8,414,286
     Venezuela Deutschemark Linked Notes, 10.00%, 11/24/03......................       5,750,000(c)          3,673,006
     Venezuela Republic Bonds, 10.25%, 10/04/03.................................       5,500,000(c)          3,557,803
                                                                                                         -------------
                                                                                                            15,645,095
                                                                                                         -------------
AUTO PARTS (3.06%)
  BRAZIL
     Abril S.A., 12.00%, 10/25/03...............................................       2,000,000             2,215,000
     Iochpe Maxion S.A., 12.375%, 11/08/02......................................       3,000,000             3,026,250
                                                                                                         -------------
                                                                                                             5,241,250
                                                                                                         -------------
BANKS (7.19%)
  ARGENTINA
     Banco Credito Argentino, 9.50%, 04/24/00 (144A)............................       1,000,000(1)          1,035,000
     Banco Roberts, 11.75%, 11/16/00............................................         300,000               324,000
                                                                                                         -------------
                                                                                                             1,359,000
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
BANKS (CONTINUED)
  CHILE
     Citibank Chilean Peso-Linked Time Deposit, UF+4.25%, 08/08/97..............  $  418,100,000(b)(2)   $   1,015,037
     Citibank Chilean Peso-Linked Time Deposit, UF+5.35%, 10/30/97..............     540,767,641(b)(2)       1,396,339
     Citibank Chilean Peso-Linked Time Deposit, UF+4.80%, 12/02/97..............     774,521,000(b)(2)       1,869,800
     Citibank Chilean Peso-Linked Time Deposit, UF+4.95%, 05/14/98..............     700,561,311(b)(2)       1,698,155
                                                                                                         -------------
                                                                                                             5,979,331
                                                                                                         -------------
  MEXICO
     Grupo Financiero Banamex Convertible, 11.00%, 07/15/03 (144A)..............         400,000(1)            427,000
                                                                                                         -------------
  MOROCCO
     Morocco Tranche A Loan, 6.8125%, 01/01/09..................................       5,000,000(2)(4)       4,575,000
                                                                                                         -------------
BUILDING MATERIALS (2.03%)
  MEXICO
     Cemex, 12.75%, 07/15/06....................................................         700,000               812,000
     Cemex, 12.75%, 07/15/06 (144A).............................................       2,300,000(1)          2,668,000
                                                                                                         -------------
                                                                                                             3,480,000
                                                                                                         -------------
CONSTRUCTION (2.65%)
  ARGENTINA
     Compania Latinoamericano de Infraestructura & Servicios S.A., 11.625%,
      06/01/04 (144A)...........................................................       2,000,000(1)          2,100,000
                                                                                                         -------------
  MEXICO
     Empresas ICA Sociedad, 11.875%, 05/30/01 (144A)............................       2,000,000(1)          2,180,000
     Empresas ICA Sociedad, 11.875%, 05/30/01...................................         250,000               272,500
                                                                                                         -------------
                                                                                                             2,452,500
                                                                                                         -------------
HOTEL (2.11%)
  MEXICO
     Grupo Posadas S.A., 10.375%, 02/13/02 (144A)...............................       3,500,000(1)          3,613,750
                                                                                                         -------------
INDUSTRIAL (6.94%)
  BRAZIL
     Arisco Producto Alimenticios, 10.75%, 05/22/05.............................       4,500,000             4,601,250
                                                                                                         -------------
  MEXICO
     Cydsa S.A., 9.375%, 06/25/02 (144A)........................................       3,000,000(1)          2,988,750
     Vicap S.A., 10.25%, 05/15/02 (144A)........................................       3,500,000(1)          3,587,500
     Vicap S.A., 10.25%, 05/15/02...............................................         700,000               717,500
                                                                                                         -------------
                                                                                                             7,293,750
                                                                                                         -------------
IRON/STEEL (8.74%)
  ARGENTINA
     Acindar S.A., 11.25%, 02/15/04.............................................       4,250,000             4,494,375
     Industrias Metalurgicas Pescarm, 9.50%, 05/31/02 (144A)....................       2,500,000(1)          2,500,000
                                                                                                         -------------
                                                                                                             6,994,375
                                                                                                         -------------
  BRAZIL
     CSN Iron, 9.125%, 06/01/07 (144A)..........................................       5,000,000(1)          4,862,500
                                                                                                         -------------
  MEXICO
     ISPAT Mexicana S.A., 10.375%, 03/15/01.....................................       3,000,000             3,146,250
                                                                                                         -------------
MEDIA (7.37%)
  BRAZIL
     Globo Communicacoes, 10.50%, 12/20/06 (144A)...............................       2,500,000(1)          2,656,250
     RBS Participacoes S.A., Putable 11.00%, 04/01/07 (144A)....................       2,000,000(1)          2,095,000
     RBS Participacoes S.A., Putable 14.00%, 12/15/03...........................       1,780,000             2,069,250
     RBS Participacoes S.A., Putable 14.00%, 12/15/03 (144A)....................         500,000(1)            581,250
                                                                                                         -------------
                                                                                                             7,401,750
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
12

                                   OFFITBANK
                             EMERGING MARKETS FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
  MEXICO
     Grupo Televisa S.A. Step-Up Callable Bonds, 0/13.25%, 05/15/08 (Reg).......  $    1,000,000(3)      $     690,000
     Grupo Televisa S.A. Step-Up Callable Bonds, 0/13.25%, 05/15/08.............       3,150,000(3)          2,173,500
     Grupo Televisa S.A. Step-Up Callable Bonds, 0/13.25%, 05/15/08 (144A)......         850,000(1)(3)         586,500
     T.V. Azteca S.A., 10.125%, 02/15/04 (144A).................................       1,750,000(1)          1,787,187
                                                                                                         -------------
                                                                                                             5,237,187
                                                                                                         -------------
PAPER/PULP (2.60%)
  MEXICO
     Grupo Industrial Durango, 12.00%, 07/15/01.................................       1,000,000             1,087,500
     Grupo Industrial Durango, 12.625%, 08/01/03................................       3,000,000             3,367,500
                                                                                                         -------------
                                                                                                             4,455,000
                                                                                                         -------------
PETROCHEMICALS (1.32%)
  BRAZIL
     Opp Petroquimica, Putable 11.50%, 02/23/04 (144A)..........................       2,150,000(1)          2,262,875
                                                                                                         -------------
UTILITIES (0.55%)
  BRAZIL
     Companhia Energetica Sao Paolo, 9.25%, 05/10/01............................       1,500,000(c)            938,898
                                                                                                         -------------
OPTIONS (0.09%)
  Brazilian Capitalization Bond Put Option, 10/31/97............................         112,610               146,396
  Brazilian Real Put Option, 11/03/97...........................................          30,000                13,500
                                                                                                         -------------
                                                                                                               159,896
                                                                                                         -------------
SHORT TERM INVESTMENTS (1.12%)
  Chase Manhattan Bank Repurchase Agreement, 5.50%, 07/01/97 (dated 06/30/97;
   proceeds $1,914,761, collateralized by $1,950,000 U.S. Treasury Notes,
   5.125%, due 04/30/98, valued at $1,940,555)..................................       1,914,468             1,914,468
                                                                                                         -------------
     TOTAL INVESTMENTS (COST $165,703,175) (100.73%)............................                           172,750,130
     LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (-0.73%)....................                            (1,259,046)
                                                                                                         -------------
     TOTAL NET ASSETS (100.00%).................................................                         $ 171,491,084
                                                                                                         -------------
                                                                                                         -------------

---------------
Principal denominated in the following currencies:
(a) Brazilian Real    (b) Chilean Peso    (c) German Deutschemark    (d)
Argentine Peso
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Illiquid Security.

(3) Step-Up bond.

(4) Interest rate reflected is rate in effect at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The OFFITBANK Latin America Equity Fund, for the period of March 31, 1997 to June 30, 1997, produced a total return of 18.04%; the total return year-to-date as of June 30, 1997 was 32.35%. The net asset value per share as of June 30, 1997 was $15.32. The Barings Emerging Markets Latin America Equity Index (BEMILAM) returned 21.81% for the second quarter and 40.28% year-to-date as of June 30, 1997.

As you know, the Fund's shareholders approved, effective May 1, 1997, changing the investment objective of the Fund to permit 100% equity investment in order to take advantage of the increasing attractiveness of Latin American equity. Our clients now have a clearer choice when making their own asset allocation decisions. The Fund's name was also changed from the OFFITBANK Latin America Total Return Fund to the OFFITBANK Latin America Equity Fund to better reflect its new objective.

As of June 30, 1997, the Fund's assets were allocated 98.4% to equity, 0.4% to fixed income, and 1.2% to cash and accrued interest. The Fund was diversified across 6 countries with the highest weightings concentrated in the largest economies of Brazil (41%), Mexico (21%), and Argentina (19%). The Fund held 81 separate issues and was diversified across 18 industries with its largest positions in Telecommunications (20%), Electric Utilities (19%), and Iron/Steel (11%) and Oil/Gas (7%). The Fund's focus on basic industries reflects the dynamism of these sectors in the ongoing transformation of Latin American economies.

The second quarter of 1997 continued the trend of increasing international interest in investing in Latin American equities, prompted by accelerating economic growth in the region and several important equity issuances in the international markets.

We believe that positive local news on privatization, economic reform, and growth will be the main drivers of the Latin American equity markets for the remainder of 1997. Furthermore, additional equity offerings in international markets will continue to raise awareness of Latin America's investment potential through year end.

If you have any questions regarding the portfolio or our strategy, please call me.

Richard M. Johnston

July 15, 1997

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
---------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (98.60%)
  AGRICULTURE (0.66%)
    BRAZIL
      Fertilizantes Fosfatados S.A. -- Preferred Stock..........................          78,800(b)      $     444,292
                                                                                                         -------------
  AUTO PARTS/RELATED (3.10%)
    BRAZIL
      Iochpe Maxion S.A. -- Preferred Stock.....................................           4,600(b)            544,228
                                                                                                         -------------
    MEXICO
      Corporacion Sanluis S.A. de C.V. -- Common Stock..........................         114,200(a)            845,979
                                                                                                         -------------
    PERU
      Ferreyros S.A. -- Common Stock............................................         613,600(d)            706,219
                                                                                                         -------------
  BANKS (6.92%)
    ARGENTINA
      Banco Frances del Rio de la Plata S.A. -- ADR.............................          24,480(2)            795,600
      Banco de Galicia -- ADR...................................................          29,634(2)            781,597
      Banco del Suquia S.A. -- Common Stock.....................................         140,000(c)            544,682
                                                                                                         -------------
                                                                                                             2,121,879
                                                                                                         -------------
    BRAZIL
      Banco Bradesco S.A. -- Preferred Stock....................................          70,800(b)            703,485
      Banco Itau S.A. -- Preferred Stock........................................           1,103(b)            620,877
      Uniao de Bancos Brasileiras -- Preferred Stock............................          14,190(b)            518,075
                                                                                                         -------------
                                                                                                             1,842,437
                                                                                                         -------------
    MEXICO
      Grupo Financiero Banorte -- Class B Common Stock..........................         475,000(a)            509,528
                                                                                                         -------------
    PERU
      Banco de Credito del Peru S.A. -- Common Stock............................         100,000(d)            200,000
                                                                                                         -------------
  BEVERAGES (5.06%)
    CHILE
      Embotelladora Andina -- ADR...............................................          43,300(2)            928,244
      Vina Concha y Toro -- ADR.................................................          13,400(2)            414,562
                                                                                                         -------------
                                                                                                             1,342,806
                                                                                                         -------------
    MEXICO
      Coca-Cola Femsa -- ADR....................................................          21,300(2)          1,099,612
      Panamerican Beverages Inc. -- ADR.........................................          29,600(2)            973,100
                                                                                                         -------------
                                                                                                             2,072,712
                                                                                                         -------------
  BREWERY (3.74%)
    ARGENTINA
      Quilmes Industrial S.A. -- ADR............................................          49,400(2)            574,275
                                                                                                         -------------
    BRAZIL
      Companhia Cervejaria Brahma -- Preferred Stock............................             750(b)            569,831
                                                                                                         -------------
    MEXICO
      Grupo Modelo S.A. -- Common Stock.........................................         130,800(a)            909,525
                                                                                                         -------------
    PERU
      Union Cerveceria Backus & Johnston S.A. -- Common Stock...................         452,000(d)            470,762
                                                                                                         -------------
  BUILDING MATERIALS (3.06%)
    ARGENTINA
      Corcemar S.A. -- Common Stock.............................................         125,761(c)            798,702
      Juan Minetti S.A. -- Common Stock.........................................          98,000(c)            470,471
                                                                                                         -------------
                                                                                                             1,269,173
                                                                                                         -------------
    CHILE
      Maderas y Sinteticos S.A. -- ADR..........................................          14,400(2)            239,400
                                                                                                         -------------
    MEXICO
      Cementos Apasco S.A. de C.V. -- Common Stock..............................          77,000(a)            556,802
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (CONTINUED)
  CHEMICALS (0.87%)
    CHILE
      Quimica Y Minera Chile S.A. -- ADR........................................           8,900(2)      $     588,512
                                                                                                         -------------
  CONSTRUCTION (0.88%)
    MEXICO
      Empresas ICA Sociedad S.A. de C.V. -- ADR.................................          37,000(2)            594,312
                                                                                                         -------------
  FOOD PROCESSING (0.74%)
    BRAZIL
      Perdigao S.A. -- Preferred Stock..........................................         211,400(b)            498,262
                                                                                                         -------------
  INDUSTRIAL (3.70%)
    MEXICO
      Desc S.A. -- ADR..........................................................          43,496(2)          1,266,821
      Grupo Alfa S.A. -- Class A Common Stock...................................         181,114(a)          1,234,247
                                                                                                         -------------
                                                                                                             2,501,068
                                                                                                         -------------
  IRON/STEEL (10.62%)
    ARGENTINA
      Acindar S.A. -- Common Stock..............................................         430,493(c)          1,097,922
      Siderar S.A. -- Common Stock..............................................         322,400(c)(4)       1,315,589
      Siderca S.A. -- Common Stock..............................................         212,500(c)            550,457
                                                                                                         -------------
                                                                                                             2,963,968
                                                                                                         -------------
    BRAZIL
      Companhia Siderurgica Nacional S.A. -- Common Stock.......................          17,300(b)            567,659
      Gerdau S.A. -- Preferred Stock............................................          67,580(b)          1,186,819
                                                                                                         -------------
                                                                                                             1,754,478
                                                                                                         -------------
    MEXICO
      Hylsamex S.A. de C.V. -- Common Stock.....................................         203,480(a)          1,065,676
      Industrias CH, S.A. -- Common Stock.......................................         107,000(a)(4)         430,079
      Tubos de Acero de Mexico -- ADR...........................................          51,650(2)            955,525
                                                                                                         -------------
                                                                                                             2,451,280
                                                                                                         -------------
  MANUFACTURING (1.82%)
    BRAZIL
      Ericsson Telecomunicacoes S.A. -- Preferred Stock.........................          20,400(b)          1,225,621
                                                                                                         -------------
  MEDIA (0.30%)
    MEXICO
      Grupo Radio Centro S.A. -- ADR............................................          17,400(2)            204,450
                                                                                                         -------------
  METALS AND MINING (3.43%)
    BRAZIL
      Companhia Vale do Rio Doce S.A. -- Preferred Stock........................          40,400(b)            903,669
                                                                                                         -------------
    MEXICO
      Compania Minera Autlan -- Series B Common Stock...........................         839,000(a)            384,347
                                                                                                         -------------
    PERU
      Minas Buenaventura -- ADR.................................................          11,000(2)            216,562
      Southern Peru Copper Corp. -- ADR.........................................          41,800(2)            815,100
                                                                                                         -------------
                                                                                                             1,031,662
                                                                                                         -------------
  OIL/GAS (7.00%)
    ARGENTINA
      Astra S.A. -- Common Stock................................................         243,240(c)            504,799
      Perez Companc S.A. -- ADR.................................................          82,302(2)          1,313,540
      YPF S.A. -- ADR...........................................................          35,800(2)          1,100,850
                                                                                                         -------------
                                                                                                             2,919,189
                                                                                                         -------------
    BRAZIL
      Petroleo Brasileiro -- Preferred Stock....................................           6,540(b)          1,807,492
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
16

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (CONTINUED)
  PAPER & PULP (0.57%)
    BRAZIL
      Aracruz Cellulose S.A. -- ADR.............................................          19,000(2)      $     387,125
                                                                                                         -------------
  RETAIL (8.23%)
    ARGENTINA
      Importadora Y Exportadora de la Patagonia -- Common Stock.................          52,084(c)            773,563
                                                                                                         -------------
    BRAZIL
      Companhia Brasileira Distributor Pao de Acucar -- Preferred Stock.........          43,000(b)            973,750
                                                                                                         -------------
    CHILE
      Santa Isabel -- ADR.......................................................          25,130(2)            810,442
                                                                                                         -------------
    MEXICO
      Cifra S.A. -- Class B Common Stock........................................         570,640(a)          1,058,608
      Grupo Elektra S.A. -- GDR.................................................          37,900(3)            833,800
      Organizacion Soriana S.A. -- Class B Common Stock.........................         439,900(a)          1,108,077
                                                                                                         -------------
                                                                                                             3,000,485
                                                                                                         -------------
  TELECOMMUNICATIONS (19.54%)
    ARGENTINA
      Telecom Argentina S.A. -- ADR.............................................          20,500(2)          1,076,250
      Telefonica de Argentina S.A. -- ADR.......................................          30,840(2)          1,067,835
                                                                                                         -------------
                                                                                                             2,144,085
                                                                                                         -------------
    BRAZIL
      Companhia Riograndense Telecom -- Preferred Stock.........................           1,800(b)            271,190
      Telecomunicacoes Brasileiras S.A. -- ADR..................................          23,400(2)          3,550,950
      Telecomunicacoes Brasileiras S.A. -- ON...................................           9,600(b)          1,322,030
      Telecomunicacoes de Minas Gerais S.A. -- Preferred Stock..................           3,837(b)            672,459
      Telecomunicacoes do Rio de Janeiro -- Preferred Stock.....................           6,830(b)          1,019,607
      Telecomunicacoes de Sao Paulo -- Preferred Stock..........................           4,143(b)          1,344,110
                                                                                                         -------------
                                                                                                             8,180,346
                                                                                                         -------------
    CHILE
      Compania de Telecomunicaciones de Chile S.A. -- ADR.......................          31,125(2)          1,027,125
                                                                                                         -------------
    PERU
      Telefonica del Peru S.A. -- ADR...........................................          40,095(2)          1,047,482
                                                                                                         -------------
    VENEZUELA
      Compania Anonima Nacional Telefonos de Venezuela -- ADR...................          18,600(2)            802,125
                                                                                                         -------------
  UTILITIES (18.36%)
    BRAZIL
      Cemig S.A. -- ADR.........................................................           7,800(2)            400,296
      Cemig S.A. -- Preferred Stock.............................................          13,500(b)            695,027
      Centrais Electricas Brasileiras -- ADR....................................          36,500(2)          1,101,205
      Companhia Electrica de Energia Electrica da Bahia -- Common Stock.........           5,280(b)            483,638
      Companhia Paranaense de Energia S.A. -- Common Stock......................          56,200(b)            960,994
      Companhia Paranaense de Energia S.A. -- Preferred Stock...................          26,300(b)            486,182
      Companhia Paulista de Forca e Luz -- Common Stock.........................           7,312(b)          1,216,463
      Companhia Saneamento Basico de Sao Paolo -- Common Stock..................           1,050(b)            316,388
      Electricidade de Sao Paolo -- Class B Preferred Stock.....................           5,720(b)(4)       1,665,350
      Light Servicios de Electricidade S.A. -- Common Stock.....................           2,450(b)          1,200,203
                                                                                                         -------------
                                                                                                             8,525,746
                                                                                                         -------------
    CHILE
      Chilectra S.A. -- ADR.....................................................          25,300(2)            727,628
      Chilgener S.A. -- ADR.....................................................           8,800(2)            246,400
      Endesa S.A. -- ADR........................................................          32,200(2)            726,512
      Enersis S.A. -- ADR.......................................................          15,700(2)            558,331
                                                                                                         -------------
                                                                                                             2,258,871
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                    SHARES/PRINCIPAL        MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (CONTINUED)
  UTILITIES (CONTINUED)
    VENEZUELA
      Citibank Equity Pass-Through Note Linked to C.A. La Electricidad de
     Caracas....................................................................       1,087,285(e)      $   1,620,321
                                                                                                         -------------
            TOTAL EQUITY SECURITIES.............................................                            66,599,624
                                                                                                         -------------
DEBT SECURITIES (0.37%)
  TEXTILES (0.37%)
    VENEZUELA
      Sudamtex de Venezuela Convertible Callable Bonds, 11.00%, 03/19/01
     (144A).....................................................................  $      250,000(1)            250,000
                                                                                                         -------------
SHORT TERM INVESTMENTS (1.19%)
      Chase Manhattan Bank Repurchase Agreement, 5.50%, 07/01/97 (dated
       06/30/97; proceeds $801,387, collateralized by $820,000 U.S. Treasury
       Notes, 5.125%, due 04/30/98, valued at $816,028).........................         801,265               801,265
                                                                                                         -------------
            TOTAL INVESTMENTS (COST $55,618,177)(100.16%).......................                            67,650,889
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (-0.16%).............                              (105,768)
                                                                                                         -------------
            TOTAL NET ASSETS (100.00%)..........................................                         $  67,545,121
                                                                                                         -------------
                                                                                                         -------------

---------------
Securities traded in the following currencies:
(a) Mexican Peso    (b) Brazilian Real    (c) Argentine Peso    (d) Peruvian
    Sol    (e) Venezuelan Bolivar
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) American Depository Receipts.
(3) Global Depository Shares.
(4) Non-Income Producing.

    The accompanying notes are an integral part of the financial statements.
18

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The 1997 first half total return for the New York Municipal Fund was 2.82%. The return for the past 12 months was 6.79%. For comparative purposes the Lehman Brothers 5 Year Municipal Index returned 2.42% for the first half and 6.17% for the past 12 months. Since the Fund's inception on April 3, 1995, the annualized total return was 6.54% versus the Index's 6.22% annualized return. The 30-day SEC yield for the month ending June 30, 1997, was 4.41%.

The Fund's NAV of $10.46 at June 30th is slightly higher than the $10.40 at year end 1996. Net assets of the Fund continue to grow and at June 30th were slightly below $28 million which is up from approximately $20 million at year end 1996, and $12 million as of December 31, 1995. Given that the Fund's assets are now greater than $25 million, the NAV, its daily change, and return data are published daily in THE WALL STREET JOURNAL.

In the first quarter of 1997 a stronger than expected economy was the impetus for a sharp increase in U.S. Treasury interest rates which continued until early in the second quarter when economic releases indicated that the economy was growing at a slower rate of growth. This pattern of an above trend growth rate for a quarter or two followed by a quarter of more modest growth has been a familiar course in the last few years. Over a longer period of time the economy's rate of growth has been stable and inflation continues to be held back by restrictive fiscal policies, a resolute Fed, and global competition.

Although the magnitude of their change was smaller, municipal yields increased and decreased along with Treasury yields in the first half of 1997. We used the increase in municipal yields in the first quarter and the beginning of the second quarter as an opportunity to invest in intermediate term (5-10 year) bonds at yields that were 5.5% or greater. Believing that economic growth would slow and that inflation would be controlled, we also lengthened the portfolio. As of June 30, 1997 the portfolio duration was 5.6 years, up from 5 years as of December 31, 1996.

Along with interest rates, the New York municipal market has developed some peculiar seasonal factors that we cannot ignore when managing the portfolio. In addition to the excess demand for bonds at midyear caused by bond calls, the New York municipal investor must also contend with a large number of coupon payments, and at least a three month delay in the passage of the state budget. This delay forces several New York municipal entities to postpone their borrowings until the state adopts its budget and can officially inform these entities of the moneys they will receive. Unfortunately this scarcity of New York bonds can be exacerbated when yields are declining. Anticipating this situation, we ended the second quarter with a small cash equivalent position.

We continue to concentrate the portfolio's holdings in stable or improving credits. As of June 30th, the Fund's average credit rating was AA. The portfolio is under-weighted in the Northwestern part of the state because of the weak economic conditions that have persisted while most of the nation has rebounded. We continue to overweight essential purpose revenue bonds such as those issued by power, water, environmental protection, and transportation entities. We also recently established a small position in New York City bonds as we believe that the short term outlook for the City has been bolstered by the financial sector's strength. Important to the performance of City bonds is the flow of supply. Typically the amount of bonds issued is substantial, forcing yields higher and providing us with an ideal purchasing opportunity. As the supply is absorbed, the yields on the City bonds decline resulting in higher prices.

So far this year, the primary factor affecting the municipal market is economic growth. We continue to believe that low inflationary growth will keep municipal bond yields in a narrow trading range in the months ahead.

Carolyn N. Dolan
July 15, 1997

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
---------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997

                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (94.94%)
  EDUCATION REVENUE (5.54%)
     New York State Dormitory Authority Revenue Bonds Columbia University Series
      A, 4.60%, 07/01/06........................................................  $       100,000           $      98,375
     New York State Dormitory Authority Revenue Bonds Cornell University 4.80%,
      07/01/03..................................................................          250,000                 254,375
     New York State Dormitory Authority Revenue Bonds Cornell University 5.25%,
      07/01/07..................................................................          350,000                 360,938
     New York State Dormitory Authority Revenue Bonds New York University
      (MBIA), 5.50%, 07/01/04...................................................          315,000(4)              328,781
     New York State Dormitory Authority Revenue Bonds VASSAR College (MBIA),
      5.00%, 07/01/09...........................................................          500,000(4)              498,125
                                                                                                            -------------
                                                                                                                1,540,594
                                                                                                            -------------
  GENERAL OBLIGATIONS (27.65%)
     Albany County General Obligation Bonds Series B, 5.60%, 03/15/07...........          300,000                 314,625
     Albany County General Obligation Bonds Series B, (FGIC), 5.60%, 03/15/09...          400,000(2)              413,500
     Dutchess County General Obligation Bonds, (FGIC), 7.20%, 01/01/02..........          250,000(2)              270,000
     Dutchess County General Obligation Bonds 4.90%, 08/01/04...................          215,000                 217,419
     Hempstead General Obligation Bonds Series B, (FGIC), 5.625%, 02/01/01......          245,000(2)              253,575
     Hempstead General Obligation Bonds Series B, (FGIC), 5.625%, 02/01/04......          140,000(2)              147,000
     Hempstead General Obligation Bonds Series B, (AMBAC), 5.00%, 02/15/09......          500,000(1)              496,875
     Islip General Obligation Bonds, (FGIC), 6.00%, 11/01/05....................          100,000(2)              107,375
     Monroe County General Obligation Bonds 5.50%, 06/01/09.....................          300,000                 310,500
     New Castle General Obligation Bonds 4.75%, 06/01/08........................          210,000                 205,538
     New York City General Obligation Bonds Series B, 5.375%, 08/15/04..........          500,000                 503,750
     New York City General Obligation Bonds Series B, 6.10%, 10/01/00...........          500,000                 518,125
     New York City General Obligation Bonds Series I, 6.00%, 04/15/08...........          555,000                 577,894
     New York City General Obligation Bonds Series L, 5.00%, 08/01/01...........          435,000                 436,088
     New York State General Obligation Bonds 5.50%, 11/15/01....................          200,000                 207,250
     New York State General Obligation Bonds 5.60%, 08/15/07....................          350,000                 364,000
     Onondaga County General Obligation Bonds 5.40%, 04/01/01...................          150,000                 155,250
     Onondaga County General Obligation Bonds 5.00%, 05/01/08...................          260,000                 260,975
     Onondaga County General Obligation Bonds Series B, 5.85%, 02/15/00.........          390,000                 405,600
     Ontario County General Obligation Bonds, (FGIC), 5.00%, 08/15/02...........          250,000(2)              255,313
     Oyster Bay General Obligation Bonds 4.00%, 02/15/99........................          400,000                 399,500
     Oyster Bay General Obligation Bonds, (MBIA), 5.70%, 02/15/07...............          360,000(4)              382,050
     Schenectady County (N.Y.) General Obligation Bonds 6.00%, 08/15/05.........          200,000                 217,250
     Westchester County General Obligation Bonds Series A, 5.85%, 11/15/04......          250,000                 270,000
                                                                                                            -------------
                                                                                                                7,689,452
                                                                                                            -------------
  HEALTH CARE (0.56%)
     New York Medical Care Facility Finance Authority, (FHA), 6.20%, 08/15/14...          150,000(3)              156,000
                                                                                                            -------------
  HOUSING (5.07%)
      New York State Mortgage Agency Revenue Bonds Series 53, 5.35%, 04/01/07...          240,000                 246,300
      New York State Mortgage Agency Revenue Bonds Series 37-A, 5.80%,
     10/01/06...................................................................          200,000                 210,000
      New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
     10/01/06...................................................................          125,000                 133,281
      New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
     04/01/07...................................................................          100,000                 106,625
      New York State Mortgage Agency Revenue Bonds Series 46, 5.75%, 04/01/04...          200,000                 207,000
      New York State Mortgage Agency Revenue Bonds Series 61, 5.60%, 10/01/11...          500,000                 506,250
                                                                                                            -------------
                                                                                                                1,409,456
                                                                                                            -------------
  PREREFUNDED/ESCROWED TO MATURITY (3.91%)
     Erie County Water Authority Improvement Revenue Bonds 5.75%, 12/01/08......          450,000                 470,812
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds 6.50%, 01/01/22..........................................          150,000                 164,438
     Niagara Falls Bridge Commission New York Revenue Bonds, (FGIC), 6.125%,
      10/01/19..................................................................          415,000(2)              452,350
                                                                                                            -------------
                                                                                                                1,087,600
                                                                                                            -------------
  PUBLIC POWER (4.63%)
     New York State Power Authority Revenue Bonds Series BB, 6.30%, 01/01/07....          375,000                 400,313
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          180,000                 179,775
     New York State Power Authority Revenue Bonds Series CC, (MBIA), 4.90%,
      04/01/06..................................................................          200,000(4)              200,000
     New York State Power Authority Revenue Bonds Series CC, (MBIA), 4.90%,
      01/01/06..................................................................          400,000(4)              400,500
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000                 106,000
                                                                                                            -------------
                                                                                                                1,286,588
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.
20

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  SALES TAX REVENUE (15.29%)
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds 6.20%, 01/01/00..........................................  $       120,000           $     124,800
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds 5.10%, 01/01/08..........................................          330,000                 327,937
     Municipal Assistance Corp. for City of New York Revenue Bonds Series E,
      5.20%, 07/01/08...........................................................          375,000                 380,370
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      (AMBAC), 5.00%, 07/01/03..................................................          250,000(1)              255,312
     Municipal Assistance Corp. for City of New York Revenue Bonds Series I,
      (AMBAC), 6.25%, 07/01/07..................................................          400,000(1)              440,000
     Municipal Assistance Corp. for City of New York Revenue Bonds Series E,
      (AMBAC), 4.70%, 07/01/02..................................................          500,000(1)              502,500
     Municipal Assistance Corp. for City of New York Revenue Bonds Series L,
      (AMBAC), 4.50%, 07/01/01..................................................          500,000(1)              499,375
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      (AMBAC), 5.00%, 04/01/05..................................................          500,000(1)              505,000
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      6.75%, 04/01/02...........................................................          315,000                 340,987
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................          500,000                 496,875
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000                 100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.75%, 04/01/07...........................................................          250,000                 277,187
                                                                                                            -------------
                                                                                                                4,250,343
                                                                                                            -------------
  TELECOMMUNICATIONS (0.55%)
     Puerto Rico Telephone Authority Revenue Bonds Series M, (AMBAC), 5.05%,
      01/01/04..................................................................          150,000(1)              153,000
                                                                                                            -------------
  TRANSPORTATION REVENUE (14.98%)
     Metropolitan Transit Authority Bonds Series A, (MBIA), 5.25%, 04/01/09.....          300,000(4)              302,625
     New York State Bridge Authority Revenue Bonds, 5.00%, 01/01/08.............          500,000                 500,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (FGIC),
      6.40%, 04/01/04...........................................................          200,000(2)              218,750
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series A, (FGIC),
      5.80%, 04/01/09...........................................................          300,000(2)              310,125
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (MBIA),
      5.75%, 04/01/06...........................................................          200,000(4)              212,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07..................................................................          600,000                 636,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (FGIC),
      5.75%, 01/01/09...........................................................          500,000(2)              522,500
     Port Authority of New York & New Jersey Bonds Series 79, 5.80%, 07/15/03...          200,000                 213,000
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000                 253,437
     Port Authority of New York & New Jersey Bonds Series 81, 5.70%, 08/01/07...          270,000                 282,150
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.70%,
      01/01/07..................................................................          550,000                 534,875
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.75%,
      01/01/05..................................................................          170,000                 180,412
                                                                                                            -------------
                                                                                                                4,165,874
                                                                                                            -------------
  WATER/SEWER (16.76%)
     New York City Municipal Water Financing Authority Water & Sewer Unrefunded
      System Revenue Bonds 7.00%, 06/15/07......................................          105,000                 114,450
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series B, (AMBAC), 5.375%, 06/15/07.........................          350,000(1)              359,625
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds 5.35%, 06/15/09.............................................          225,000                 226,125
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds 5.20%, 06/15/05.............................................          500,000                 512,500
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds 4.75%, 06/15/01.............................................          300,000                 303,375
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds 6.40%, 06/15/03.............................................          200,000                 216,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds 6.50%, 06/15/04.............................................          150,000                 162,375
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds 6.50%, 06/15/14.............................................          500,000                 536,875
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds Series E, 6.60%, 06/15/05...................................          250,000                 271,563
     New York State Environmental Facilities Corporation Pollution Control
      System Revenue Bonds 7.20%, 06/15/06......................................          250,000                 276,563
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds 5.40%, 05/15/06.............................................          250,000                 260,625
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds 6.875%, 06/15/14............................................          500,000                 552,500
     New York State Municipal Water Finance Authority Series A, 4.90%,
      06/15/02..................................................................          200,000                 203,500
     Suffolk County Water Revenue Bonds, (MBIA), 5.10%, 06/01/05................          250,000(4)              255,625
     Suffolk County Water Revenue Bonds, (MBIA), 5.10%, 06/01/06................          400,000(4)              407,000
                                                                                                            -------------
                                                                                                                4,658,951
                                                                                                            -------------
            TOTAL MUNICIPAL OBLIGATIONS.........................................                               26,397,858
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
---------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (3.96%)
  New York City Municipal Water Financing Authority Water & Sewer System Revenue
   Bonds Series G, Variable Rate Bonds, 06/15/25, 1-Day Notes...................  $       200,000           $     200,000
  New York City Municipal Water Financing Authority Water & Sewer System Revenue
   Bonds Series G, Variable Rate Bonds, 06/15/24, 1-Day Notes...................          400,000                 400,000
  Port Authority of New York & New Jersey Bonds Series 86, 06/01/20.............          500,000                 500,000
                                                                                                            -------------
                                                                                                                1,100,000
                                                                                                            -------------
SHORT TERM INVESTMENTS (1.85%)
  Dreyfus New York Municipal Cash Management....................................           15,175                  15,175
  Muniyield New York Quality Preferred 7-Day Auction............................          500,000                 500,000
                                                                                                            -------------
                                                                                                                  515,175
                                                                                                            -------------
            TOTAL INVESTMENTS (COST $27,595,779)(100.75%).......................                               28,013,033
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (-0.75%).............                                 (208,025)
                                                                                                            -------------
            NET ASSETS (100.00%)................................................                            $  27,805,008
                                                                                                            -------------
                                                                                                            -------------

---------------

(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
(2) Insured as to principal and interest by the Finance Guarantee Insurance Corporation.
(3)  Insured by the Federal Housing Administration.
(4) Insured as to principal and interest by the Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
22

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

The OFFITBANK California Municipal Fund began operating on April 2, 1997, a date coinciding approximately with the end of a two month decline in municipal prices. With yields at attractive levels and the supply of high-grade California municipals scarce, we elected to invest in issues with a duration at the long end of our normal arena. The average duration was 6.0 years on June 30. The difficulty we experienced in finding issues meeting our stringent credit criteria resulted in an average money market position higher than may be expected in the future. Despite these difficulties, the Fund's total return for the quarter was 2.83%. For comparative purposes, the Lehman Five-Year Municipal Index had a total return of 2.42%.

The NAV of $10.17 at June 30, 1997 was 1.7% above the $10.00 value at the beginning of the quarter. The 30 day SEC yield for the Fund was 4.49% for the month ending June 30, 1997. Because of the need to keep cash invested, we used some short-term taxable issues to provide a competitive after-tax return. Therefore, the amount of taxable interest during this start-up period was also higher than we expect in the future.

The Treasury market led a strong rally in the credit markets in the second quarter. Yields declined about 40 basis points in the intermediate range as economic activity abated after two strong quarters. Inflation remains subdued and the prospect of Fed tightening has been pushed farther into the future. Although yields on intermediate term municipals dropped about one quarter of one percent, the steeper decline in Treasury rates has left municipals attractively priced by comparison. The municipal market will continue to benefit by the very healthy financial standing of many issuers and by a strong technical condition. California in particular has enjoyed a strong economy and many of the state's issuers have performed well as a result.

The Fund's average credit rating is AA with no rating less than A. The very small incremental yields offered on lower rated bonds give no incentive to downgrade. The portfolio is broadly diversified by type of borrower. Despite the lower yields, we remain optimistic about the municipal market and hold few bonds due in less than five years.

Jack Haldeman
July 15, 1997

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
---------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997

                                                                                       PRINCIPAL            MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (96.40%)
  EDUCATION REVENUE (8.84%)
     California Educational Facilities Authority Revenue Santa Clara University
      5.40%, 09/01/06...........................................................  $       75,000         $      77,250
     California Educational Facilities Authority Revenue Stanford University
      Series J 5.50%, 11/01/00..................................................          50,000                52,062
                                                                                                         -------------
                                                                                                               129,312
                                                                                                         -------------
  GENERAL OBLIGATIONS (23.69%)
     Berkeley California General Obligation Series A 5.55%, 09/01/07............          50,000                52,250
     California State General Obligation 5.25%, 10/01/11 (FGIC).................         125,000(2)            125,000
     Cotati--Rohnert Park Uniform School District Series A 6.00%, 08/01/12
      (FGIC)....................................................................          60,000(2)             63,375
     Cupertino Uniform School District Series B 6.125%, 08/01/03 (FGIC).........          50,000(2)             54,000
     Palo Alto Uniform School District Series B 5.375%, 08/01/08................          50,000                51,812
                                                                                                         -------------
                                                                                                               346,437
                                                                                                         -------------
  HOUSING (5.12%)
     California Housing Finance Agency Revenue Home Mortgage Series B 5.15%,
      08/01/05 (MBIA)...........................................................          75,000(3)             74,812
                                                                                                         -------------
  POLLUTION CONTROL REVENUE (3.64%)
     California Pollution Control Financing Authority Southern California Edison
      Series C 6.85%, 12/01/08..................................................          50,000                53,188
                                                                                                         -------------
  RECREATION FACILITIES (7.01%)
     California Statewide Community Development Corp. Certificate Participation
      5.00%, 10/01/11...........................................................          50,000                48,875
     Los Angeles County Public Works Financing Authority Revenue Regional Park &
      Open Space
       District A 5.875%, 10/01/06..............................................          50,000                53,563
                                                                                                         -------------
                                                                                                               102,438
                                                                                                         -------------
  SALES TAX REVENUE (12.16%)
     Contra Costa Transportation Authority Sales Tax Revenue Series A 5.50%,
      03/01/08 (FGIC)...........................................................          50,000(2)             51,573
     Los Angeles County Transportation Commission Sales Tax Revenue Series A
      6.90%, 07/01/21...........................................................          25,000                27,781
     Riverside County Transportation Series A 6.00%, 06/01/06 (FGIC)............          90,000(2)             98,437
                                                                                                         -------------
                                                                                                               177,791
                                                                                                         -------------
  TRANSPORTATION REVENUE (10.81%)
     San Francisco Bay Area Rapid Transit District Sales Tax Revenue 6.40%,
      07/01/05 (FGIC)...........................................................          50,000(2)             54,000
     San Francisco City & County International Airport Revenue Second Series
      Issue 1 6.30%, 05/01/11 (AMBAC)...........................................          50,000(1)             53,438
     San Francisco City & County International Airport Revenue Second Series
      Issue 12-A, 5.625%, 05/01/11 (FGIC).......................................          50,000(2)             50,688
                                                                                                         -------------
                                                                                                               158,126
                                                                                                         -------------
  WATER & SEWER (25.13%)
     Contra Costa Water District Water Revenue Series G 6.00%, 10/01/09
      (MBIA)....................................................................          50,000(3)             53,500
     Los Angeles County Sanitation District Financing Authority Revenue Capital
      Projects Series A 5.25%, 10/01/10.........................................         100,000               100,625
     Los Angeles Department of Water & Electric Plant Revenue 5.70%, 09/01/11
      (FGIC)....................................................................          50,000(2)             51,000
     Los Angeles Wastewater System Revenue Series A 6.125%, 12/01/05 (FGIC).....          50,000(2)             53,687
     Metropolitan Water District Southern California Water Works Revenue 5.60%,
      07/01/06..................................................................          55,000                57,269
     Santa Clara Valley Water District Water Utility System Revenue Series A
      5.20%, 06/01/02...........................................................          50,000                51,438
                                                                                                         -------------
                                                                                                               367,519
                                                                                                         -------------
            TOTAL MUNICIPAL OBLIGATIONS.........................................                             1,409,623
                                                                                                         -------------
SHORT TERM INVESTMENTS (2.13%)
  Federated California Municipal Fund...........................................          31,177                31,177
                                                                                                         -------------
            TOTAL INVESTMENTS (COST $1,421,685) (98.53%)........................                             1,440,800
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.47%)..............                                21,436
                                                                                                         -------------
            TOTAL NET ASSETS (100.00%)..........................................                         $   1,462,236
                                                                                                         -------------
                                                                                                         -------------

---------------

(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
(2) Insured as to principal and interest by the Finance Guarantee Insurance Corporation.
(3) Insured as to principal and interest by the Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
24

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1997
                                HIGH YIELD FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost $1,016,227,684) (Note
   1a)......................................................   $ 1,055,140,883
  Cash and foreign currency.................................        13,554,699
  Interest receivable.......................................        18,078,755
  Receivable for investments sold...........................         5,356,500
  Unrealized appreciation on forward currency contracts
   (Note 5).................................................           177,497
                                                               ---------------
    Total Assets............................................                      $ 1,092,308,334
LIABILITIES:
  Payable for investments purchased.........................        20,365,243
  Income distribution payable...............................         7,237,573
  Investment advisory fee payable (Note 2)..................           628,363
  Administrative services fee payable (Note 2)..............            64,917
  Other payables and accrued expenses.......................           349,333
                                                               ---------------
    Total Liabilities.......................................                           28,645,429
                                                                                  ---------------
NET ASSETS..................................................                      $ 1,063,662,905
                                                                                  ---------------
                                                                                  ---------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share,
   103,609,721 issued and outstanding (Note 4)..............   $       103,610
  Additional paid-in capital................................     1,018,618,272
  Accumulated distributions in excess of net investment
   income...................................................          (717,171)
  Accumulated net realized gain on investments..............         6,622,757
  Net unrealized appreciation on investments and foreign
   currency transactions....................................        39,035,437
                                                               ---------------
NET ASSETS SELECT SHARES....................................                      $ 1,063,662,905
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE PER SHARE SELECT SHARES.....................                               $10.27
                                                                                  ---------------
                                                                                  ---------------

                             EMERGING MARKETS FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost $165,703,175) (Note
   1a)......................................................   $   172,750,130
  Cash......................................................            83,754
  Interest receivable.......................................         3,993,945
  Receivable for investments sold...........................         1,604,506
  Unrealized appreciation on forward currency contracts
   (Note 5).................................................           344,709
                                                               ---------------
    Total Assets............................................                      $   178,777,044
LIABILITIES:
  Income distribution payable...............................         3,946,073
  Payable for investments purchased.........................         2,975,828
  Investment advisory fee payable (Note 2)..................           127,254
  Administrative services fee payable (Note 2)..............            10,605
  Other payables and accrued expenses.......................           226,200
                                                               ---------------
    Total Liabilities.......................................                            7,285,960
                                                                                  ---------------
NET ASSETS..................................................                      $   171,491,084
                                                                                  ---------------
                                                                                  ---------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share,
   14,912,856 issued and outstanding (Note 4)...............   $        14,913
  Additional paid-in capital................................       157,293,511
  Accumulated net realized gain on investments and foreign
   currency transactions....................................         6,824,767
  Net unrealized appreciation on investments and foreign
   currency transactions....................................         7,357,893
                                                               ---------------
NET ASSETS SELECT SHARES....................................                      $   171,491,084
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE PER SHARE SELECT SHARES.....................                               $11.50
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
          STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                           LATIN AMERICA EQUITY FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost $55,618,177) (Note
   1a)......................................................  $     67,650,889
  Cash and foreign currency.................................           118,394
  Interest receivable.......................................           145,081
  Receivable for investments sold...........................           109,886
  Deferred organization expense.............................            20,948
                                                              ----------------
    Total Assets............................................                     $     68,045,198
LIABILITIES:
  Income distribution payable...............................           306,762
  Investment advisory fee payable (Note 2)..................            51,344
  Payable for investments purchased.........................             7,603
  Organization expense payable..............................             4,776
  Administrative services fee payable (Note 2)..............             3,851
  Other payables and accrued expenses.......................           125,741
                                                              ----------------
    Total Liabilities.......................................                              500,077
                                                                                 ----------------
NET ASSETS..................................................                     $     67,545,121
                                                                                 ----------------
                                                                                 ----------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share,
   4,408,840 issued and outstanding (Note 4)................  $          4,409
  Additional paid-in capital................................        55,477,915
  Accumulated distributions in excess of net investment
   income...................................................           (10,380)
  Accumulated net realized gain on investments and foreign
   currency transactions....................................            41,982
  Net unrealized appreciation on investments and foreign
   currency transactions....................................        12,031,195
                                                              ----------------
NET ASSETS..................................................                     $     67,545,121
                                                                                 ----------------
                                                                                 ----------------
SELECT SHARES:
  NET ASSETS................................................                     $     67,534,982
                                                                                 ----------------
                                                                                 ----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.......................                            4,408,178
                                                                                 ----------------
                                                                                 ----------------
  NET ASSET VALUE PER SHARE.................................                               $15.32
                                                                                 ----------------
                                                                                 ----------------
ADVISOR SHARES:
  NET ASSETS................................................                              $10,139
                                                                                 ----------------
                                                                                 ----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.......................                                  662
                                                                                 ----------------
                                                                                 ----------------
  NET ASSET VALUE PER SHARE.................................                               $15.32
                                                                                 ----------------
                                                                                 ----------------

                            NEW YORK MUNICIPAL FUND

---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost $27,595,779) (Note
   1a)......................................................   $  28,013,033
  Interest receivable.......................................         419,526
  Deferred organization expense.............................          29,927
                                                               -------------
    Total Assets............................................                    $  28,462,486
LIABILITIES:
  Receivable for investments sold...........................         501,730
  Income distribution payable...............................          98,212
  Organization expense payable..............................          26,784
  Other payables and accrued expenses.......................          30,752
                                                               -------------
    Total Liabilities.......................................                          657,478
                                                                                -------------
NET ASSETS..................................................                    $  27,805,008
                                                                                -------------
                                                                                -------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share,
   2,658,222 issued and outstanding (Note 4)................   $       2,658
  Additional paid-in capital................................      27,318,093
  Accumulated distributions in excess of net investment
   income...................................................          (2,717)
  Accumulated net realized gain on investments..............          69,720
  Net unrealized appreciation on investments................         417,254
                                                               -------------
NET ASSETS SELECT SHARES....................................                    $  27,805,008
                                                                                -------------
                                                                                -------------
NET ASSET VALUE PER SHARE SELECT SHARES.....................                           $10.46
                                                                                -------------
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.
26

                      THE OFFITBANK INVESTMENT FUND, INC.
          STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1997

                           CALIFORNIA MUNICIPAL FUND

---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost $1,421,685) (Note
   1a)......................................................   $   1,440,800
  Deferred organization expense.............................          39,502
  Interest receivable.......................................          21,940
  Receivable from Adviser (Note 2)..........................          15,588
                                                               -------------
    Total Assets............................................                    $   1,517,830
LIABILITIES:
  Organization expense payable..............................          41,549
  Income distribution payable...............................           5,383
  Other payables and accrued expenses.......................           8,662
                                                               -------------
    Total Liabilities.......................................                           55,594
                                                                                -------------
NET ASSETS..................................................                    $   1,462,236
                                                                                -------------
                                                                                -------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share,
   143,817 issued and outstanding (Note 4)..................   $         144
  Additional paid-in capital................................       1,442,377
  Accumulated net realized gain on investments..............             600
  Net unrealized appreciation on investments................          19,115
                                                               -------------
NET ASSETS SELECT SHARES....................................                    $   1,462,236
                                                                                -------------
                                                                                -------------
NET ASSET VALUE PER SHARE SELECT SHARES.....................                           $10.17
                                                                                -------------
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                                HIGH YIELD FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1997
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     43,994,597
  Dividend......................................................................           360,406
                                                                                  ----------------
    Total income................................................................                     $     44,355,003
EXPENSES:
  Advisory (Note 2).............................................................         3,464,515
  Administrative services (Note 2)..............................................           707,955
  Registration..................................................................           149,507
  Custodian.....................................................................            94,679
  Printing......................................................................            84,001
  Professional..................................................................            73,097
  Transfer and shareholder servicing agent (Note 2).............................            27,870
  Fund accounting (Note 2)......................................................            26,142
  Insurance.....................................................................            16,748
  Directors.....................................................................            14,494
  Miscellaneous.................................................................            40,749
                                                                                  ----------------
    Total expenses before waivers...............................................                            4,699,757
    Less expenses waived (Note 2)...............................................                             (353,978)
                                                                                                     ----------------
    Net expenses................................................................                            4,345,779
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           40,009,224
                                                                                                     ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................         6,000,230
  Net change in unrealized appreciation on investments..........................         5,169,252
  Net change in unrealized appreciation on foreign currency transactions........           108,480
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           11,277,962
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     51,287,186
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1997
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $18,025)..........................  $      8,045,930
                                                                                  ----------------
    Total income................................................................                     $      8,045,930
EXPENSES:
  Advisory (Note 2).............................................................           640,025
  Custodian.....................................................................           156,814
  Administrative services (Note 2)..............................................           106,671
  Registration..................................................................            34,118
  Professional..................................................................            27,174
  Fund accounting (Note 2)......................................................            15,000
  Printing......................................................................            13,483
  Transfer and shareholder servicing agent (Note 2).............................             4,588
  Insurance.....................................................................             2,244
  Directors.....................................................................             2,091
  Miscellaneous.................................................................             4,606
                                                                                  ----------------
    Total expenses before waivers...............................................                            1,006,814
    Less expenses waived (Note 2)...............................................                              (53,336)
                                                                                                     ----------------
    Net expenses................................................................                              953,478
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                            7,092,452
                                                                                                     ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................         7,492,744
  Net realized loss on foreign currency transactions............................          (344,709)
  Net change in unrealized depreciation on investments..........................          (754,958)
  Net change in unrealized depreciation on foreign currency transactions........          (487,602)
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                            5,905,475
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     12,997,927
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.
28

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                                                                                FOR THE
                                                                                       SIX MONTHS ENDED
                                                                                          JUNE 30, 1997
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend......................................................................  $ 474,577
  Interest......................................................................    263,660
                                                                                  ---------
    Total income................................................................              $ 738,237
EXPENSES:
  Advisory (Note 2).............................................................    209,912
  Custodian.....................................................................     69,000
  Registration..................................................................     33,595
  Administrative services (Note 2)..............................................     31,487
  Professional..................................................................     26,746
  Fund accounting (Note 2)......................................................     16,157
  Printing......................................................................      5,226
  Amortization of organization expenses.........................................      2,869
  Transfer and shareholder servicing agent (Note 2).............................      1,680
  Insurance.....................................................................        559
  Directors.....................................................................        546
  Miscellaneous.................................................................      1,643
                                                                                  ---------
    Total expenses before waivers...............................................                399,420
    Less expenses waived (Note 2)...............................................                (15,743)
                                                                                              ---------
    Net expenses................................................................                383,677
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                354,560
                                                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................     71,637
  Net realized gain on foreign currency transactions............................     68,152
  Net change in unrealized appreciation on investments..........................  10,985,429
  Net change in unrealized depreciation on foreign currency transactions........     (1,516)
                                                                                  ---------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................              11,123,702
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $11,478,262
                                                                                              ---------
                                                                                              ---------

                            NEW YORK MUNICIPAL FUND

                                                                                                FOR THE
                                                                                       SIX MONTHS ENDED
                                                                                          JUNE 30, 1997
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $ 585,421
                                                                                  ---------
    Total income................................................................              $ 585,421
EXPENSES:
  Advisory (Note 2).............................................................     44,835
  Fund accounting (Note 2)......................................................     20,825
  Administrative services (Note 2)..............................................     17,625
  Professional..................................................................     13,529
  Printing......................................................................     11,175
  Amortization of organization expenses.........................................      5,385
  Registration..................................................................      5,055
  Custodian.....................................................................      2,177
  Transfer and shareholder servicing agent (Note 2).............................      1,317
  Insurance.....................................................................        414
  Directors.....................................................................        362
  Miscellaneous.................................................................      1,731
                                                                                  ---------
    Total expenses before waivers...............................................                124,430
    Less expenses waived (Note 2)...............................................                (62,460)
                                                                                              ---------
    Net expenses................................................................                 61,970
                                                                                              ---------

NET INVESTMENT INCOME...........................................................                523,451
                                                                                              ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................     58,825
  Net change in unrealized appreciation on investments..........................    128,165
                                                                                  ---------
Net realized and unrealized gain on investments.................................                186,990
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $ 710,441
                                                                                              ---------
                                                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                                                    FOR THE PERIOD FROM
                                                                                         APRIL 2, 1997*
                                                                                  THROUGH JUNE 30, 1997
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $  14,385
                                                                                  ---------
    Total income................................................................              $  14,385
EXPENSES:
  Fund accounting (Note 2)......................................................      7,934
  Professional..................................................................      5,020
  Amortization of organization expenses.........................................      2,048
  Registration..................................................................      1,647
  Advisory (Note 2).............................................................      1,069
  Administrative services (Note 2)..............................................        442
  Custodian.....................................................................         74
  Transfer and shareholder servicing agent (Note 2).............................         52
  Printing......................................................................         16
  Directors.....................................................................          7
  Miscellaneous.................................................................        280
                                                                                  ---------
    Total expenses before waivers/reimbursements................................                 18,589
    Less expenses waived/reimbursed (Note 2)....................................                (17,099)
                                                                                              ---------
    Net expenses................................................................                  1,490
                                                                                              ---------

NET INVESTMENT INCOME...........................................................                 12,895
                                                                                              ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..............................................        600
  Net unrealized appreciation on investments....................................     19,115
                                                                                  ---------
Net realized and unrealized gain on investments.................................                 19,715
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $  32,610
                                                                                              ---------
                                                                                              ---------

---------------

* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
30

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                                        FOR THE SIX MONTHS
                                                                                     ENDED       FOR THE YEAR
                                                                             JUNE 30, 1997              ENDED
                                                                               (UNAUDITED)  DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........................................            $  40,009,224       $ 57,226,940
  Net realized gain on investments and foreign currency
   transactions..................................................                6,000,230          5,036,933
  Net change in unrealized appreciation on investments and
   foreign currency transactions.................................                5,277,732         17,933,182
                                                                              ------------        -----------
  Net increase in net assets resulting from operations...........               51,287,186         80,197,055
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................              (40,009,224)       (57,640,317)
  Realized gains.................................................                        0         (4,650,440)
                                                                              ------------        -----------
  Total dividends and distributions to shareholders..............              (40,009,224)       (62,290,757)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions.....              200,664,739        354,723,525
                                                                              ------------        -----------
  Total increase in net assets...................................              211,942,701        372,629,823

NET ASSETS:
  Beginning of period............................................              851,720,204        479,090,381
                                                                              ------------        -----------
  End of period..................................................           $1,063,662,905       $851,720,204
                                                                   -----------------------  -----------------
                                                                   -----------------------  -----------------

                             EMERGING MARKETS FUND

                                                                        FOR THE SIX MONTHS
                                                                                     ENDED       FOR THE YEAR
                                                                             JUNE 30, 1997              ENDED
                                                                               (UNAUDITED)  DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........................................             $  7,092,452       $  8,116,698
  Net realized gain on investments and foreign currency
   transactions..................................................                7,148,035          5,650,631
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions.................               (1,242,560)         5,867,944
                                                                               -----------        -----------
  Net increase in net assets resulting from operations...........               12,997,927         19,635,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income Select Shares............................               (7,092,127)        (8,116,698)
  Net investment income Advisor Shares...........................                     (325)                 0
  Realized gains Select Shares...................................                        0         (4,209,138)
                                                                               -----------        -----------
  Total dividends and distributions to shareholders..............               (7,092,452)       (12,325,836)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions.....               49,441,443         59,584,284
                                                                               -----------        -----------
  Total increase in net assets...................................               55,346,918         66,893,721
NET ASSETS:
  Beginning of period............................................              116,144,166         49,250,445
                                                                               -----------        -----------
  End of period..................................................             $171,491,084       $116,144,166
                                                                   -----------------------  -----------------
                                                                   -----------------------  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                                                               FOR THE PERIOD
                                                                       FOR THE SIX MONTHS                FROM
                                                                                    ENDED  FEBRUARY 13, 1996*
                                                                            JUNE 30, 1997             THROUGH
                                                                              (UNAUDITED)   DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.........................................               $  354,560          $  105,925
  Net realized gain on investments and foreign currency
   transactions.................................................                  139,789             398,414
  Net change in unrealized appreciation on investments and
   foreign currency transactions................................               10,983,913           1,047,282
                                                                               ----------          ----------
  Net increase in net assets resulting from operations..........               11,478,262           1,551,621
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................................                 (364,940)           (105,925)
  Realized gains................................................                        0            (496,221)
                                                                               ----------          ----------
  Total dividends and distributions to shareholders.............                 (364,940)           (602,146)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions....               43,124,082          12,358,222
                                                                               ----------          ----------
  Total increase in net assets..................................               54,237,404          13,307,697

NET ASSETS:
  Beginning of period...........................................               13,307,717                  20
                                                                               ----------          ----------
  End of period.................................................              $67,545,121         $13,307,717
                                                                  -----------------------  ------------------
                                                                  -----------------------  ------------------

                            NEW YORK MUNICIPAL FUND

                                                                        FOR THE SIX MONTHS
                                                                                     ENDED       FOR THE YEAR
                                                                             JUNE 30, 1997              ENDED
                                                                               (UNAUDITED)  DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..........................................               $  523,451         $  750,678
  Net realized gain on investments...............................                   58,825             13,921
  Net change in unrealized appreciation (depreciation) on
   investments...................................................                  128,165            (10,829)
                                                                                ----------         ----------
  Net increase in net assets resulting from operations...........                  710,441            753,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................                 (523,451)          (750,678)
  Realized gains.................................................                        0            (11,455)
                                                                                ----------         ----------
  Total dividends and distributions to shareholders..............                 (523,451)          (762,133)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions.....                7,460,386          7,650,088
                                                                                ----------         ----------
  Total increase in net assets...................................                7,647,376          7,641,725

NET ASSETS:
  Beginning of period............................................               20,157,632         12,515,907
                                                                                ----------         ----------
  End of period..................................................              $27,805,008        $20,157,632
                                                                   -----------------------  -----------------
                                                                   -----------------------  -----------------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                                       FOR THE PERIOD FROM
                                                                            APRIL 2, 1997*
                                                                          THROUGH JUNE 30,
                                                                                      1997
                                                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.............................................             $  12,895
  Net realized gain on investments..................................                   600
  Net unrealized appreciation on investments........................                19,115
                                                                                 ---------
  Net increase in net assets resulting from operations..............                32,610
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.............................................               (12,895)
                                                                                 ---------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions........             1,442,471
                                                                                 ---------
  Total increase in net assets......................................             1,462,186

NET ASSETS:
  Beginning of period...............................................                    50
                                                                                 ---------
  End of period.....................................................            $1,462,236
                                                                      --------------------
                                                                      --------------------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                              SELECT SHARES
                                              -----------------------------------------------------------------------------
SELECTED RATIOS AND DATA FOR A SHARE               FOR THE SIX MONTHS
  OF CAPITAL STOCK OUTSTANDING                    ENDED JUNE 30, 1997        FOR THE YEAR ENDED          FOR THE YEAR ENDED
  THROUGH THE PERIOD:                                     (UNAUDITED)         DECEMBER 31, 1996           DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.15                  $   9.92                   $   9.25
                                                  -----------                ----------                 ----------
  Net investment income.....................             0.43                      0.89                       0.90
  Net realized and unrealized gain (loss)...             0.12                      0.29                       0.67
                                                  -----------                ----------                 ----------
  Total from investment operations..........             0.55                      1.18                       1.57
                                                  -----------                ----------                 ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.43)                    (0.89)                     (0.89)
  Realized gains............................                0                     (0.06)                     (0.01)
                                                  -----------                ----------                 ----------
  Total dividends and distributions.........            (0.43)                    (0.95)                     (0.90)
                                                  -----------                ----------                 ----------
NET ASSET VALUE, END OF PERIOD..............         $  10.27                  $  10.15                   $   9.92
                                                  -----------                ----------                 ----------
                                                  -----------                ----------                 ----------
TOTAL INVESTMENT RETURN**:..................            5.51%                    12.46%                     17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................        1$,063,663                 $851,720                   $479,090
Ratios to average net assets:
  Expenses..................................            0.92%(1)(2)               0.98%(2)                   1.05%(2)
  Net investment income.....................            8.48%(1)                  8.86%                      9.38%
PORTFOLIO TURNOVER RATE.....................              19%                       41%                        34%


SELECTED RATIOS AND DATA FOR A SHARE                FOR THE PERIOD FROM
  OF CAPITAL STOCK OUTSTANDING                           MARCH 2, 1994*
  THROUGH THE PERIOD:                         THROUGH DECEMBER 31, 1994
--------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.00
                                                    ----------
  Net investment income.....................              0.72
  Net realized and unrealized gain (loss)...             (0.75)
                                                    ----------
  Total from investment operations..........             (0.03)
                                                    ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................             (0.72)
  Realized gains............................                 0
                                                    ----------
  Total dividends and distributions.........             (0.72)
                                                    ----------
NET ASSET VALUE, END OF PERIOD..............          $   9.25
                                                    ----------
                                                    ----------
TOTAL INVESTMENT RETURN**:..................            (0.27%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................          $222,317
Ratios to average net assets:
  Expenses..................................             1.14%(1)(2)
  Net investment income.....................             8.97%(1)
PORTFOLIO TURNOVER RATE.....................               42%

-----------------
 * Commencement of operations.
 ** Total  return is based on  the change in net  assets value during the period and assumes reinvestment of all dividends and distributions.
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Administrator, the above expense ratios would have been 1.00% (annualized), 1.06%, 1.13% and 1.22% (annualized) for the six months ended June 30, 1997, years ended December 31, 1996, and December 31, 1995, and period ended December 31, 1994, respectively.

                             EMERGING MARKETS FUND

                                                                              SELECT SHARES
                                              -----------------------------------------------------------------------------
SELECTED RATIOS AND DATA FOR A SHARE               FOR THE SIX MONTHS              FOR THE YEAR                FOR THE YEAR
  OF CAPITAL STOCK OUTSTANDING                    ENDED JUNE 30, 1997                     ENDED                       ENDED
  THROUGH THE PERIOD:                                     (UNAUDITED)         DECEMBER 31, 1996           DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  11.03                  $   9.91                   $   8.84
                                                   ----------                ----------                    -------
  Net investment income.....................             0.45                      1.00                       0.90
  Net realized and unrealized gain (loss)...             0.47                      1.55                       1.07
                                                   ----------                ----------                    -------
  Total from investment operations..........             0.92                      2.55                       1.97
                                                   ----------                ----------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.45)                    (1.00)                     (0.60)
  Realized gains............................                0                     (0.43)                         0
  Return of capital.........................                0                         0                      (0.30)
                                                   ----------                ----------                    -------
  Total dividends and distributions.........            (0.45)                    (1.43)                     (0.90)
                                                   ----------                ----------                    -------
NET ASSET VALUE, END OF PERIOD..............         $  11.50                  $  11.03                   $   9.91
                                                   ----------                ----------                    -------
                                                   ----------                ----------                    -------
TOTAL INVESTMENT RETURN**:..................            9.45%                    26.56%                     23.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $171,491                  $116,144                   $ 49,250
Ratios to average net assets:
  Expenses..................................            1.34%(1)(2)               1.16%(2)                   1.50%(2)
  Net investment income.....................            9.97%(1)                  9.62%                      9.97%
PORTFOLIO TURNOVER RATE.....................             146%                      136%                        60%


SELECTED RATIOS AND DATA FOR A SHARE                FOR THE PERIOD FROM
  OF CAPITAL STOCK OUTSTANDING                           MARCH 8, 1994*
  THROUGH THE PERIOD:                         THROUGH DECEMBER 31, 1994
--------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.00
                                                       -------
  Net investment income.....................              0.81
  Net realized and unrealized gain (loss)...             (1.16)
                                                       -------
  Total from investment operations..........             (0.35)
                                                       -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................             (0.81)
  Realized gains............................                 0
  Return of capital.........................                 0
                                                       -------
  Total dividends and distributions.........             (0.81)
                                                       -------
NET ASSET VALUE, END OF PERIOD..............          $   8.84
                                                       -------
                                                       -------
TOTAL INVESTMENT RETURN**:..................            (3.82%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................          $ 28,117
Ratios to average net assets:
  Expenses..................................             1.50%(1)(2)
  Net investment income.....................            10.39%(1)
PORTFOLIO TURNOVER RATE.....................               47%

-----------------
 * Commencement of operations.
 ** Total return is based on  the change in net  assets value during the  period and assumes reinvestment of all dividends and distributions.
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 1.42% (annualized), 1.24%, 1.73% and 1.80% (annualized) for the six months ended June 30, 1997, years ended December 31, 1996, and December 31, 1995, and period ended December 31, 1994, respectively.

    The accompanying notes are an integral part of the financial statements.
34

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                                                 SELECT SHARES                          ADVISOR SHARES
                                              ---------------------------------------------------   -----------------------
SELECTED RATIOS AND DATA FOR A SHARE               FOR THE SIX MONTHS         FOR THE PERIOD FROM      FOR THE PERIOD ENDED
  OF CAPITAL STOCK OUTSTANDING                    ENDED JUNE 30, 1997          FEBRUARY 13, 1996*           JUNE 30, 1997**
  THROUGH THE PERIOD:                                     (UNAUDITED)   THROUGH DECEMBER 31, 1996               (UNAUDITED)
---------------------------------------------------------------------   -------------------------   -----------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  11.66                   $  10.00                   $  15.11
                                                      -------                    -------                    -------
  Net investment income.....................             0.11                       0.20                       0.00
  Net realized and unrealized gain..........             3.66                       2.11                       0.21
                                                      -------                    -------                    -------
  Total from investment operations..........             3.77                       2.31                       0.21
                                                      -------                    -------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.11)                     (0.20)                         0
  Realized gains............................                0                      (0.45)                         0
                                                      -------                    -------                    -------
  Total dividends and distributions.........            (0.11)                     (0.65)                         0
                                                      -------                    -------                    -------
NET ASSET VALUE, END OF PERIOD..............         $  15.32                   $  11.66                   $  15.32
                                                      -------                    -------                    -------
                                                      -------                    -------                    -------
TOTAL INVESTMENT RETURN***:.................           32.35%                     23.36%                      1.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $ 67,535                   $ 13,308                   $     10
Ratios to average net assets:
  Expenses..................................            1.83%(1)(2)                2.00%(1)(2)                1.75%(1)(2)
  Net investment income.....................            1.69%(1)                   1.97%(1)                   0.13%(1)
PORTFOLIO TURNOVER RATE.....................              55%                       133%                        55%
AVERAGE COMMISSION RATE+....................         $  0.047                   $  0.026                   $  0.047

-----------------
  * Commencement of operations.
 ** Sales of Advisor Shares began on June 23, 1997.
*** Total  return is based on  the change in net  assets value during the period and assumes reinvestment of all dividends and distributions.
 (1) Annualized.
 (2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 1.91% (annualized) and 3.14% (annualized) for the six months ended June 30, 1997, and period ended December 31, 1996, respectively for Select Shares; the ratio would have been 1.83% (annualized) for Advisor Shares for the period ended June 30, 1997.
  + A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                            NEW YORK MUNICIPAL FUND

                                                                SELECT SHARES
                                              -------------------------------------------------
SELECTED RATIOS AND DATA FOR A SHARE               FOR THE SIX MONTHS                             FOR THE PERIOD FROM APRIL
  OF CAPITAL STOCK OUTSTANDING                    ENDED JUNE 30, 1997        FOR THE YEAR ENDED   3, 1995* THROUGH DECEMBER
  THROUGH THE PERIOD:                                     (UNAUDITED)         DECEMBER 31, 1996                    31, 1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.40                  $  10.47                   $  10.00
                                                      -------                   -------                    -------
  Net investment income.....................             0.23                      0.44                       0.33
  Net realized and unrealized gain (loss)...             0.06                     (0.06)                      0.47
                                                      -------                   -------                    -------
  Total from investment operations..........             0.29                      0.38                       0.80
                                                      -------                   -------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.23)                    (0.44)                     (0.32)
  Realized gains............................                0                     (0.01)                     (0.01)
                                                      -------                   -------                    -------
  Total dividends and distributions.........            (0.23)                    (0.45)                     (0.33)
                                                      -------                   -------                    -------
NET ASSET VALUE, END OF PERIOD..............         $  10.46                  $  10.40                   $  10.47
                                                      -------                   -------                    -------
                                                      -------                   -------                    -------
TOTAL INVESTMENT RETURN**:..................            2.82%                     3.72%                      8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $ 27,805                  $ 20,158                   $ 12,516
Ratios to average net assets:
  Expenses..................................            0.53%(1)(2)               0.55%(2)                   0.54%(1)(2)
  Net investment income.....................            4.46%(1)                  4.28%                      4.20%(1)
PORTFOLIO TURNOVER RATE.....................              20%                       33%                        35%

-----------------
 * Commencement of operations.
 ** Total  return is based on  the change in net  assets value during the period and assumes reinvestment of all dividends and distributions.
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 1.06% (annualized), 1.20% and 2.09% (annualized) for the six months ended June 30, 1997, year ended December 31, 1996, and period ended December 31, 1995, respectively.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                   SELECT SHARES
                                              -----------------------
                                                  FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE                   APRIL 2, 1997*
  OF CAPITAL STOCK OUTSTANDING                  THROUGH JUNE 30, 1997
  THROUGH THE PERIOD:                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.00
                                                       ------
  Net investment income.....................             0.11
  Net realized and unrealized gain..........             0.17
                                                       ------
  Total from investment operations..........             0.28
                                                       ------
LESS DIVIDENDS FROM:
  Net investment income.....................            (0.11)
                                                       ------
NET ASSET VALUE, END OF PERIOD..............         $  10.17
                                                       ------
                                                       ------
TOTAL INVESTMENT RETURN**:..................            2.83%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $  1,462
Ratios to average net assets:
  Expenses..................................            0.50%(1)(2)
  Net investment income.....................            4.38%(1)
PORTFOLIO TURNOVER RATE.....................               6%

-----------------
 * Commencement of operations.
 ** Not  annualized. Total  return is  based on the  change in  net assets value
    during  the  period   and  assumes   reinvestment  of   all  dividends   and
    distributions.
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratio would have been 6.31% (annualized) for the period ended June 30, 1997.

    The accompanying notes are an integral part of the financial statements.
36

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load and open-end management company. The Company consists of eleven separately managed funds, of which five, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, and OFFITBANK California Municipal Fund have commenced operations. Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." The per-share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of different fees or expenses payable by the classes and the allocation of certain class-specific expenses to the appropriate class to which such expenses apply. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. No Advisor Shares were outstanding at June 30, 1997, other than the Advisor Shares of OFFITBANK Latin America Equity Fund, which were first issued on June 23, 1997. The OFFITBANK U.S. Government Securities Fund and the OFFITBANK Mortgage Securities Fund commenced operations on July 1, 1997.

The following are significant accounting policies followed by the Company in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially will be valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars as follow:

i. market value of investment securities and other assets and liabilities -- at the exchange rate on the valuation date.

ii. purchase and sales of investment securities, income and expenses -- at the exchange rate prevailing on the respective date of such transactions.

The resultant foreign exchange gains and losses are included in the Statement of Operations. The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Latin America Equity, the New York Municipal and the California Municipal Funds have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations.

OFFITBANK assumed the organizational expenses for the High Yield and the Emerging Markets Funds.

d. DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES. Expenses directly attributed to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Shareholder servicing fees are borne solely by Advisor Shares and there are no other class specific expenses.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid quarterly in the cases of the Emerging Markets and Latin America Equity Funds and monthly for the High Yield, New York Municipal and California Municipal Funds. Effective July 1, 1997 the Latin America Equity Fund will declare and pay dividends quarterly. Distributions of net realized gains, if any, are normally

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

declared   and  paid  at   least  annually.  The   Funds  record  dividends  and
distributions to shareholders on the ex dividend date.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature, and to the extent such differences are permanent in nature, these amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital.

g. FEDERAL INCOME TAXES. Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distributes all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

h. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared in accordance with generally accepted accounting principles. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. OFFITBANK (the "Adviser") provides investment advisory services to the Funds pursuant to Investment Advisory Agreements with the Company (the "Advisory Agreements"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Funds. The Advisory Agreements provide that, as compensation for services, the Adviser is entitled to receive from each Fund a monthly fee at the following annual rates based upon the average daily net assets of such Fund: 0.85% for the first $200,000,000 of assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund and the California Municipal Fund (Prior to May 1, 1997 was 0.40% for both Funds). For the six months ended June 30, 1997, the Adviser earned fees of $3,464,515 for the High Yield Fund, $640,025 for the Emerging Markets Fund and $209,912 for the Latin America Equity Fund. The Adviser earned and waived fees of $44,835 for the New York Municipal Fund and $1,069 for the California Municipal Fund.

BISYS Fund Services Limited Partnership ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operations. As compensation for its administrative services, BISYS receives a monthly fee based upon an annual rate of 0.15% of the aggregate average daily net assets of the Funds. For the six months ended June 30, 1997, BISYS was entitled to fees of $707,955 for the High Yield Fund, $106,671 for the Emerging Markets Fund, $31,487 for the Latin America Equity Fund, $17,625 for the New York Municipal Fund and $442 for the California Municipal Fund. BISYS waived fees of $353,978 for the High Yield Fund, $53,336 for the Emerging Markets Fund, $15,743 for the Latin America Equity Fund, $17,625 for the New York Municipal Fund and $442 for the California Municipal Fund.

BISYS Fund Services, Inc., an affiliate of BISYS, provides fund accounting services for the Company. For these services BISYS Fund Services, Inc. is entitled to receive a fee of $2,500 per month per Fund. For the six months ended June 30, 1997, BISYS Fund Services, Inc. earned fees, including reimbursement of out of pocket expenses, of $26,142, $15,000, $16,157, $20,825 and $7,934 for the
High Yield Fund, the Emerging Markets Fund, the Latin America Equity Fund, the New York Municipal Fund and the California Municipal Fund, respectively.

BISYS Fund Services, Inc. also provides transfer agency services for the Company and receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the six months ended June 30, 1997, BISYS Fund Services, Inc. earned fees, including reimbursement of out of pocket expenses, of $27,870, $4,588, $1,680, $1,317 and $52 for the High Yield Fund, the Emerging Markets Fund, the Latin America Equity Fund, the New York Municipal Fund and the California Municipal Fund, respectively.

OFFITBANK has voluntarily agreed to limit the expenses ratio for the California Municipal Fund at 0.50%. In order to maintain this ratio, the Adviser has waived its advisory fee and has also agreed to reimburse the Fund $15,588.

Shares in each Fund are sold on a continuous basis by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of BISYS. Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the six months ended June 30, 1997, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor Shares. For the six months ended June 30, 1997, no shareholder servicing fees were incurred.

3. INVESTMENTS. Purchases and sales of securities for the six months ended June 30, 1997, other than short-term securities, aggregated $374,923,077 and $166,773,138 for the High Yield Fund, $335,290,026 and $187,992,166 for the
Emerging Markets Fund, $66,221,658 and $23,132,568 for the Latin America Equity Fund, $11,587,164 and $4,595,423 for the New York Municipal Fund, and $1,541,769 and $51,481 for the California Municipal Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                                    NEW YORK    CALIFORNIA
                        HIGH YIELD      EMERGING    LATIN AMERICA   MUNICIPAL   MUNICIPAL
                           FUND       MARKETS FUND   EQUITY FUND      FUND         FUND
                       -------------  ------------  -------------  -----------  ----------
Aggregate Cost.......  $1,016,227,684 $165,703,175   $55,618,177   $27,595,779  $1,421,685
                       -------------  ------------  -------------  -----------  ----------
                       -------------  ------------  -------------  -----------  ----------
Gross unrealized
 appreciation........  $  42,480,246  $  7,336,656   $12,107,616   $   426,588  $   20,120
Gross unrealized
 depreciation........      3,567,047       289,701        74,904         9,334       1,005
                       -------------  ------------  -------------  -----------  ----------
Net unrealized
 appreciation........  $  38,913,199  $  7,046,955   $12,032,712   $   417,254  $   19,115
                       -------------  ------------  -------------  -----------  ----------
                       -------------  ------------  -------------  -----------  ----------

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 1997 and year ended December 31, 1996 were as follows:

                                   HIGH YIELD FUND SELECT SHARES
                        ----------------------------------------------------
                            SIX MONTHS ENDED              YEAR ENDED
                             JUNE 30, 1997            DECEMBER 31, 1996
                        ------------------------  --------------------------
                          SHARES       AMOUNT       SHARES        AMOUNT
                        ----------  ------------  -----------  -------------
Shares sold...........  25,822,951  $262,721,624   41,432,333  $ 412,849,673
Shares issued in
 reinvestment in
 dividends and
 distributions........   2,209,973    22,400,653    4,197,280     41,938,736
Shares redeemed.......  (8,310,920)  (84,457,538) (10,052,610)  (100,064,884)
                        ----------  ------------  -----------  -------------
Net increase..........  19,722,004  $200,664,739   35,577,003  $ 354,723,525
                        ----------  ------------  -----------  -------------
                        ----------  ------------  -----------  -------------

                                 EMERGING MARKETS FUND SELECT SHARES
                          --------------------------------------------------
                              SIX MONTHS ENDED             YEAR ENDED
                               JUNE 30, 1997           DECEMBER 31, 1996
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares sold.............   5,825,169  $ 65,616,335   6,960,725  $ 73,997,689
Shares issued in
 reinvestment in
 dividends and
 distributions..........     187,492     2,066,166     820,976     8,976,597
Shares redeemed.........  (1,630,318)  (18,243,492) (2,220,079)  (23,390,002)
                          ----------  ------------  ----------  ------------
Net increase............   4,382,343  $ 49,439,009   5,561,622  $ 59,584,284
                          ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------

                                                             EMERGING MARKETS
                                                           FUND ADVISOR SHARES
                                                           --------------------
                                                               PERIOD ENDED
                                                              JUNE 30, 1997
                                                           --------------------
                                                            SHARES     AMOUNT
                                                           ---------  ---------
Shares sold..............................................     15,214  $ 175,030
Shares redeemed..........................................    (15,214)  (172,596)
                                                           ---------  ---------
Net increase.............................................          0  $   2,434
                                                           ---------  ---------
                                                           ---------  ---------

                                LATIN AMERICA EQUITY FUND SELECT SHARES
                             ----------------------------------------------
                                SIX MONTHS ENDED          PERIOD ENDED
                                 JUNE 30, 1997         DECEMBER 31, 1996
                             ----------------------  ----------------------
                              SHARES      AMOUNT      SHARES      AMOUNT
                             ---------  -----------  ---------  -----------
Shares sold................  3,291,556  $43,430,384  1,214,457  $13,192,197
Shares issued in
 reinvestment in dividends
 and distributions.........      3,410       44,503     36,887      427,936
Shares redeemed............    (27,752)    (360,805)  (110,382)  (1,261,911)
                             ---------  -----------  ---------  -----------
Net increase...............  3,267,214  $43,114,082  1,140,962  $12,358,222
                             ---------  -----------  ---------  -----------
                             ---------  -----------  ---------  -----------

                                                                   LATIN AMERICA
                                                                EQUITY FUND ADVISOR
                                                                       SHARES
                                                              ------------------------
                                                                    PERIOD ENDED
                                                                   JUNE 30, 1997
                                                              ------------------------
                                                                SHARES       AMOUNT
                                                              -----------  -----------
Shares sold.................................................         662    $  10,000
Shares redeemed.............................................           0            0
                                                                   -----   -----------
Net increase................................................         662    $  10,000
                                                                   -----   -----------
                                                                   -----   -----------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

                                  NEW YORK MUNICIPAL FUND SELECT SHARES
                              ----------------------------------------------
                                 SIX MONTHS ENDED           YEAR ENDED
                                  JUNE 30, 1997         DECEMBER 31, 1996
                              ----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                              ---------  -----------  ---------  -----------
Shares sold.................  1,056,348  $10,954,876    957,098  $ 9,898,661
Shares issued in
 reinvestment in dividends
 and distributions..........     35,116      363,795     57,067      589,238
Shares redeemed.............   (371,108)  (3,858,285)  (272,129)  (2,837,811)
                              ---------  -----------  ---------  -----------
Net increase................    720,356  $ 7,460,386    742,036  $ 7,650,088
                              ---------  -----------  ---------  -----------
                              ---------  -----------  ---------  -----------

                                                          CALIFORNIA MUNICIPAL
                                                           FUND SELECT SHARES
                                                          ---------------------
                                                              PERIOD ENDED
                                                              JUNE 30, 1997
                                                          ---------------------
                                                           SHARES      AMOUNT
                                                          ---------  ----------
Shares sold.............................................    143,071  $1,435,000
Shares issued in reinvestment in dividends..............        745       7,512
Shares redeemed.........................................         (4)        (41)
                                                          ---------  ----------
Net increase............................................    143,812  $1,442,471
                                                          ---------  ----------
                                                          ---------  ----------

5. DERIVATIVE INSTRUMENTS. Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposures to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds (other than the Municipal Funds) is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund and the Latin America Equity Fund are included in realized gains and losses on foreign currency transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1997 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The tables below indicate the High Yield Fund's and Emerging Markets Fund's outstanding forward currency contract positions at June 30, 1997.

HIGH YIELD FUND

                                                   VALUE ON      VALUE AT
                         CONTRACT    MATURITY    ORIGINATION     JUNE 30,     UNREALIZED
            CURRENCY     AMOUNTS       DATE          DATE          1997      APPRECIATION
           -----------  ----------  -----------  ------------  ------------  ------------
Sell              CAD    2,550,000     9-25-97   $ (1,870,461)  $(1,857,463)  $   12,998
Sell              DAK   67,150,000      7-1-97    (10,214,481) (10,117,523)       96,958
Sell              DAK   69,450,000     10-1-97    (10,577,215) (10,509,674)       67,541
                                                                             ------------
Net unrealized appreciation on forward positions...........................   $  177,497
                                                                             ------------
                                                                             ------------

EMERGING MARKETS FUND

                                                   VALUE ON      VALUE AT     UNREALIZED
                         CONTRACT     MATURITY    ORIGINATION    JUNE 30,    APPRECIATION
            CURRENCY      AMOUNTS       DATE         DATE          1997      (DEPRECIATION)
           -----------  -----------  -----------  -----------  ------------  -------------
Sell              DEM    (2,900,000)    7-22-97   ($1,706,987)  $(1,666,675)   $  40,312
Sell              DEM    (1,110,000)    7-22-97     (646,495)     (637,934)        8,561
Sell              DEM    (4,754,000)    7-22-97   (2,778,492)   (2,732,197)       46,295
Sell              DEM   (17,005,000)    7-22-97   (9,927,029)   (9,756,167)      170,862
Sell              DEM    (1,182,500)    7-22-97     (692,451)     (679,601)       12,850
Sell              DEM    (1,480,000)    7-22-97     (876,154)     (850,579)       25,575
Sell              DEM    (4,147,500)    7-22-97   (2,448,925)   (2,383,632)       65,293
Sell              DEM    (1,210,000)    7-22-97     (702,671)     (695,406)        7,265
Buy               DEM     3,485,000     7-22-97    2,032,188     2,002,883       (29,305)
Buy               DEM       210,000     7-22-97      123,689       120,690        (2,999)
                                                                             -------------
Net unrealized appreciation on forward positions...........................    $ 344,709
                                                                             -------------
                                                                             -------------

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investments restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the States of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions, the Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York and California States or any of their local governmental entities are unable to meet their financial obligations, the income derived by the Funds and their ability to perserve capital and liquidity could be adversely affected.

                      THE OFFITBANK INVESTMENT FUND, INC.
-----------------------------------------------------------------------------

INDEX DESCRIPTIONS:

The   Barings  Emerging  Markets   Latin  America  Equity   Index  is  generally
representative of Latin American Equity Markets.

The J.P. Morgan Emerging Markets Bond Index Plus is generally representative of external currency denominated debt instruments of Emerging Markets countries.

The J.P. Morgan Latin Eurobond Index is generally representative of U.S. dollar-dominated Eurobonds issued by Latin American corporate and sovereign borrowers.

The Lehman Brothers 5 Year Municipal Index is generally representative of the intermediate municipal market.

All indices are unmanaged.

RISKS:

The High Yield Fund's yield may be significantly higher than other fixed income funds that purchase higher rated securities because of the increased risk of credit default and share price decline in an adverse environment.

PERFORMANCE:

The performance data shown represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Wallace Mathai-Davis
SECRETARY AND TREASURER

Ellen F. Stoutamire
ASSISTANT SECRETARY

Alaina V. Metz
ASSISTANT SECRETARY

Kristine Kelly
ASSISTANT SECRETARY

Matthew Constancio
ASSISTANT SECRETARY

Stephen Brent Wells
ASSISTANT TREASURER

Vincent M. Rella
ASSISTANT TREASURER

Michael Sakala
ASSISTANT TREASURER

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR
BISYS Fund Services Limited Partnership
125 West 55th Street
New York, New York 10019

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICA EQUITY FUND)

The Bank of New York
48 Wall Street
New York, New York 10286
(ALL OTHER OFFITBANK FUNDS)

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

This report is submitted for the information of the shareholders of The OFFITBANK Investment Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus which includes information regarding the Fund's objectives and policies, record, management and other data.

                      THE OFFITBANK INVESTMENT FUND, INC.
                    125 WEST 55TH STREET, NEW YORK, NY 10019
                                (212) 758 - 9600
OF897
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